UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE J. M. SMUCKER COMPANY

2018 Proxy Statement and

Notice of Annual Meeting of Shareholders

Annual Meeting

Wednesday, August 15, 2018

11:00 a.m. Eastern Time

The Ritz-Carlton

1515 West Third Street, Cleveland, Ohio 44113

THE J. M. SMUCKER COMPANY

June 29, 2018

Dear Shareholder:

It is our pleasure to invite you to attend The J. M. Smucker Company’s Annual Meeting of Shareholders on Wednesday, August 15, 2018. The annual meeting will begin at 11:00 a.m. Eastern Time, at The Ritz-Carlton, 1515 West Third Street, Cleveland, Ohio 44113.

Included with this letter is a Notice of the 2018 Annual Meeting of Shareholders and the proxy statement, which is first being mailed to our shareholders on or about June 29, 2018. Please review this material for information about the nominees named in the proxy statement for election as Directors and the Company’s appointed Independent Registered Public Accounting Firm. In addition, details regarding executive officer and Director compensation, corporate governance matters, and the business to be conducted at the annual meeting are also described.

Whether or not you plan to attend the annual meeting, please cast your vote, at your earliest convenience, as instructed in the Notice of Internet Availability of Proxy Materials or in the proxy card. Your vote is very important. Your vote before the annual meeting will ensure representation of your common shares at the annual meeting even if you are unable to attend.

We look forward to sharing more information with you about The J. M. Smucker Company and the value of your investment at the annual meeting.

Sincerely,

Timothy P. Smucker	Richard K. Smucker	Mark T. Smucker

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2018

This proxy statement and the 2018 Annual Report are available at www.proxyvote.com

Notice of 2018 Annual Meeting of Shareholders

Wednesday, August 15, 2018

11:00 a.m. Eastern Time

The Ritz-Carlton

1515 West Third Street

Cleveland, Ohio 44113

The Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company,” “we,” “us,” or “our”) will be held for the following purposes:

1.	To elect as Directors the thirteen nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) whose term of office will expire in 2019;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year;

3.	To approve, on a non-binding, advisory basis, the Company’s executive compensation as disclosed in these proxy materials; and

4.	To consider and act upon any other matter that may properly come before the annual meeting.

Shareholders of record at the close of business on June 18, 2018 are entitled to vote at the annual meeting. You may cast your vote via the Internet, as instructed in the Notice of Internet Availability of Proxy Materials, or if you received your proxy materials by mail, you may also vote by mail or by telephone.

All shareholders are invited to attend the annual meeting. However, seating at the annual meeting will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders.

Jeannette L. Knudsen

Senior Vice President, General Counsel and Secretary

THE J. M. SMUCKER COMPANY

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. Please carefully read the entire proxy statement before voting.

2018 Annual Meeting of Shareholders

Date and Time	Place	Record Date
Wednesday, August 15, 2018 11:00 a.m. Eastern Time	The Ritz-Carlton 1515 West Third Street Cleveland, Ohio 44113	Shareholders of record at the close of business on June 18, 2018 are entitled to vote at the annual meeting.

Voting Recommendations of the Board

Proposal	Proposal Summary	FOR	AGAINST	Page
1	Election of the Board nominees named in this proxy statement with terms expiring at the 2019 annual meeting of shareholders			18
2	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year			35
3	Advisory approval of the Company’s executive compensation			36

Performance Highlights

REVENUE	ADJUSTED EARNINGS PER SHARE*	FREE CASH FLOW*	SHAREHOLDER RETURN
	$7.96 IN FY18		$357M IN FY18
Primarily Dividends

5% 5-YEAR CAGR	6% 5-YEAR CAGR	GENERATED $896M IN FCF DURING FY18	RETURNED $2.9B OVER THE PAST 5 YEARS

*

For a description of how we calculate adjusted earnings per share and free cash flow, see Management’s Discussion and Analysis in our 2018 Annual Report to Shareholders, which can be found on our website at www.jmsmucker.com/investor-relations.

The J. M. Smucker Company 2018 Proxy Statement	1

PROXY SUMMARY

Director Nominees

The following table provides summary information about each of our director nominees.

				Board Committees
Name	Age	Director Since	Professional Background	AC	ECC	NGCR	Other Public Company Boards
Kathryn W. Dindo*	69	1996	Retired Vice President and Chief Risk Officer, FirstEnergy Corp.	F			ALLETE, Inc.
Paul J. Dolan*	59	2006	Chairman and CEO, Cleveland Indians				MSG Networks Inc.
Jay L. Henderson*	62	2016	Retired Vice Chairman, Client Service, PricewaterhouseCoopers LLP	F			Illinois Tools Works Inc. Northern Trust Corp.
Elizabeth Valk Long*	68	1997	Former Executive Vice President, Time Inc.				Edgewell Personal Care Co.
Gary A. Oatey*	69	2003	Executive Chairman, Oatey Co.
Kirk L. Perry*	51	2017	President, Brand Solutions, Google Inc.				e.l.f. Beauty, Inc.
Sandra Pianalto*	63	2014	Retired President and CEO, Federal Reserve Bank of Cleveland	F			Eaton Corporation plc Prudential Financial Inc. FirstEnergy Corp.
Nancy Lopez Russell*	61	2006	Founder, Nancy Lopez Golf Company
Alex Shumate*	68	2009	Managing Partner, North America, Squire Patton Boggs (US) LLP				CyrusOne Inc.
Mark T. Smucker	48	2009	President and CEO, The J. M. Smucker Company
Richard K. Smucker	70	1975	Executive Chairman, The J. M. Smucker Company
Timothy P. Smucker	74	1973	Chairman Emeritus, The J. M. Smucker Company
Dawn C. Willoughby*	49	2017	Executive Vice President and Chief Operating Officer, The Clorox Company

* Independent Director               Chair             F Financial Expert   Member

AC = Audit Committee; ECC = Executive Compensation Committee; NGCR = Nominating, Governance, and Corporate Responsibility Committee

2	The J. M. Smucker Company 2018 Proxy Statement

PROXY SUMMARY

Governance Highlights

Our Governance Philosophy

We place a strong focus on our governance practices and continually evaluate our practices, taking into consideration evolving expectations and the perspectives of our shareholders. We would like to share with you, our shareholders, our governance activities over this past year, along with some of our key governance practices and perspectives.

The Makeup of our Board

We consider on a regular basis the skills and expertise of our Directors, along with our Board makeup, to ensure we have the right individuals to fulfill the Board’s responsibilities of strategic oversight, succession planning, compliance oversight, and risk management. We continually consider new Director candidates, and we utilize the assistance of an external search firm to identify new potential candidates. In developing our Director criteria, we considered feedback from interviews with our Board and management, input from key external advisors, and interviews with our investors conducted by an external third party. We decided to increase the size of our Board to accommodate the addition of two new Directors for fiscal year 2018 who brought strong expertise and insights in the areas of operations, marketing, digital media, sustainability, and consumer goods. We believe that it is important to maintain the continuity of our Board by retaining long-tenured Directors while also adding additional Directors who provide new insights and bring different expertise and experiences to the Board. Mark T. Smucker and his leadership team are highly qualified to execute our strategy and to continue our Company’s long history of generating attractive returns for our shareholders, and our Directors will help to support these efforts and provide guidance based on their deep knowledge of our Company and its strategic vision, product categories, innovation platforms, risks, and opportunities.

We also believe that periodic rotations of our Directors are important. Since 2013, we have added four new Directors to our Board and had three individuals representing the sellers of Big Heart Pet Brands (“Big Heart”) serve as observers on our Board. We will continue to consider the appropriate timing for Director rotations to ensure we have the appropriate mix of skills based on our strategic goals and challenges, and to ensure we maintain a diverse Board in regard to expertise, age, gender, and ethnicity, because a strong, diverse Board provides differing perspectives that yield better decisions.

To facilitate our Director succession planning, we rotated and appointed new Committee members and chairs for the Audit, Executive Compensation, and Nominating, Governance, and Corporate Responsibility Committees in August 2017. We are focused on orienting new Committee members appropriately for their roles, and we will continue to provide on-going education sessions for all our Directors. We also encourage our Directors to attend at least one external director educational session each year, and the Company provides reimbursement of expenses for such sessions.

We consider the ratio between independent and non-independent Directors and will have 10 independent Directors and 3 non-independent Directors if our current Director nominees are elected. Since 2015, we have reduced the number of non-independent Directors from 5 members to 3 members. The 3 non-independent Directors are all Smucker family members, and we believe that including Smucker family members strengthens our Board because of their deep knowledge of the Company, their commitment to the Company and our Basic Beliefs of Quality, People, Ethics, Growth, and Independence (our “Basic Beliefs”), their passion for ensuring continued growth for the Company bearing their namesake, and their vested interest in ensuring shareholder value.

BOARD SIZE

13 Directors

Since 2017

BOARD REFRESHMENT

4 new Directors

Since 2013

BOARD DIVERSITY

5 of 13 are women

2 of 13 are ethnically diverse

BOARD INDEPENDENCE

10 of 13 are independent

The J. M. Smucker Company 2018 Proxy Statement	3

PROXY SUMMARY

How We View Risk Management

Our Company has always understood the importance of having strong compliance and enterprise risk management practices to protect our business and employees. In fact, Ethics is one of our Basic Beliefs and is core to our culture. Over the past several years, we have taken a more formal approach to managing these two important areas and have expanded the Compliance and Enterprise Risk functions to bring additional focus and visibility to our management and the Board. The functions report to the Senior Vice President, General Counsel and Secretary, and the Vice Chair and Chief Financial Officer provides additional leadership and guidance for the Enterprise Risk function. We believe that these leaders have the appropriate expertise and visibility within the organization to best develop and execute these programs, and such individuals have strong relationships and trust with, as well as direct access to, our Board. Our Enterprise Risk Committee, which is comprised of our executive leadership team, has completed its annual assessment of our enterprise risks, led by our Enterprise Risk team with input from leadership and numerous cross-functional teams. Leaders within our organization have been assigned responsibility for each key risk identified, and we have developed a system for monitoring and reporting these risks to the Board and its Committees. Each Committee is assigned responsibility for specific risks, which we have outlined in our Committee charters and which are further described in this proxy statement.

Our Corporate Responsibility Philosophy

Our philosophy of corporate responsibility builds upon the wisdom of our founder, J. M. Smucker, a deeply principled man also known for his forward thinking. For our Company, being responsible means doing the right things and doing things right for our consumers, customers, employees, suppliers, communities, and shareholders. We take our responsibility as global citizens seriously, and with our Basic Beliefs as guideposts and a continuous improvement mindset, we strive to have a positive impact on the lives and livelihoods of those we serve. We consider environmental, economic, and social sustainability to be among our many responsibilities as a good corporate citizen. This year, we will issue our eighth Corporate Responsibility Report, which provides an update on the progress we have achieved in our sustainability strategy that calls for us to create a better tomorrow by focusing on: preserving our culture, ensuring our long-term economic viability, driving positive environmental impact, and being socially responsible. We are proud to advance our business goals without sacrificing our respect for the environment and support for the communities we serve. Over the past year, we have made progress in such areas as responsible sourcing, sustainable agriculture, environmental responsibility, and community impact. To learn more, we invite you to read our Corporate Responsibility Report on our website at www.jmsmucker.com.

KEY GOVERNANCE PRACTICES

✓No poison pill

✓Annual election of all Directors

✓Majority voting standard for all Directors

✓No cumulative voting for election of Directors

✓Separation of the Chairman and Chief Executive Officer roles

✓All Directors attend all Committee meetings on a regular basis

✓Annual Board and Committee self-assessment evaluations

✓Executive sessions of independent Directors are scheduled at the end of each regular Board and Committee meeting

✓Directors have complete access to management

✓Strategic and business reviews provided at every Board meeting

✓Annual advisory vote on executive compensation

✓Independent compensation consultant

✓Annual peer group compensation market assessment

✓Annual compensation risk assessment

✓Clawback policy

✓Director and executive officer stock ownership guidelines

✓No hedging and no pledging stock policies

✓Financial statements independently audited

4	The J. M. Smucker Company 2018 Proxy Statement

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2018

PROXY SOLICITATION AND COSTS

We are furnishing this document to you in connection with the solicitation by the Board of the enclosed form of proxy for our annual meeting to be held on August 15, 2018. In addition to solicitation by mail, we may solicit proxies in person, by telephone, facsimile, or e-mail. We will bear all costs of the proxy solicitation and have engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist us in soliciting proxies. We will pay a fee of approximately $15,000, plus expenses, for such services.

We pay for the preparation and mailing of the Notice of 2018 Annual Meeting of Shareholders and proxy statement, and we have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of our common shares at our expense. This proxy statement is dated June 29, 2018, and is first being mailed to our shareholders on or about June 29, 2018.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You received these proxy materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with our annual meeting to be held on August 15, 2018. As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the annual meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the annual meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder can cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust, or other nominee. It is important that you complete, sign, date, and return each proxy card you receive, or vote using the telephone, or by using the Internet (as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials).

Why didn’t I receive paper copies of the proxy materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report available to our shareholders electronically via the Internet. We believe this delivery method expedites your receipt of materials, while also lowering costs and reducing the environmental impact of our annual meeting. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this proxy statement and our annual report and how to vote online.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about June 29, 2018 and provides instructions on how you may access and review the proxy materials on the Internet.

The J. M. Smucker Company 2018 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date and what does it mean?

The Board has established June 18, 2018 as the record date for the annual meeting of shareholders to be held on August 15, 2018. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, LLC (“Computershare”), our transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the annual meeting?

As of the record date, there were 113,534,907 common shares outstanding and entitled to vote at the annual meeting.

How many votes must be present to hold the annual meeting?

A majority of the Company’s outstanding common shares as of the record date must be present in order for us to hold the annual meeting. This is called a quorum. Broker “non-votes” and abstentions are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee, such as a bank or broker holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner. Proposal 2 is the only routine matter on this year’s ballot that may be voted on by brokers.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”), or its designee, will determine if a quorum is present, tabulate the votes, and serve as our inspector of election at the annual meeting.

What vote is required to approve each proposal?

Under our Amended Articles of Incorporation (the “Articles”), shareholders may be entitled, on certain matters, to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others. The total voting power of all of the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will not be counted as votes cast “for” or “against” a candidate and will have no effect with regard to the election of Directors in Proposal 1 (See “Corporate Governance—Director Resignation Policy”). In addition, abstentions, broker non-votes (if any), and shares not in attendance and not voted at the annual meeting will not be counted as votes cast “for” or “against” Proposals 2 and 3 and, therefore, will have no effect on the vote for those proposals.

Proposal 1: Because this is an uncontested election, a candidate will be elected as a Director only if the votes cast for the candidate exceed the votes cast against the candidate, based upon one vote for each common share owned as of the record date. A plurality voting standard would be used if this were a contested election. Under the plurality voting standard, the candidates receiving the most “for” votes would be elected.

Under our Director resignation policy, in an uncontested election, any nominee for Director who receives a greater number of “against” votes than “for” votes is required to tender his or her resignation for consideration by the Nominating, Governance, and Corporate Responsibility Committee of the Board (the “Nominating Committee”). We have provided more information about our Director resignation policy under the heading “Corporate Governance—Director Resignation Policy.”

Proposal 2:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm (the “Independent Auditors”).

6	The J. M. Smucker Company 2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Proposal 3:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the Company’s executive compensation. This vote is advisory and not binding on the Company, the Board, or the Executive Compensation Committee of the Board (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, we have determined that such ten-votes-per-share provisions will not apply to this proposal.

Where will I be able to find voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting.

How do I vote my common shares?

If you are a registered shareholder and you received your proxy materials by mail, you can vote your shares in one of the following manners:

by attending the annual meeting and voting;

by completing, signing, dating, and returning the enclosed proxy card(s);

by telephone, by calling 1-800-690-6903; or

by using the Internet and accessing www.proxyvote.com.

Please refer to the specific instructions set forth on the proxy card(s) that you received.

If you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can vote your shares in one of the following manners:

by attending the annual meeting and voting;

by using the Internet and accessing www.proxyvote.com; or

by mail if you request a paper copy of the materials by calling 1-800-579-1639.

Please refer to the specific instructions set forth in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your common shares. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust, or other nominee to the annual meeting in order to vote in person.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

Yes, if you are a registered shareholder and you received your proxy materials by mail, you can change your vote in any one of the following ways:

sending a written notice to our Corporate Secretary that is received prior to the annual meeting and stating that you revoke your proxy;

signing, dating, and submitting a new proxy card(s) to Broadridge so that it is received prior to the annual meeting;

voting by telephone or by using the Internet prior to the annual meeting in accordance with the instructions provided with the proxy card(s); or

attending the annual meeting and voting in person.

The J. M. Smucker Company 2018 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Yes, if you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can change your vote in any one of the following ways:

sending a written notice to our Corporate Secretary that is received prior to the annual meeting and stating that you revoke your proxy;

voting by using the Internet prior to the annual meeting, in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials;

attending the annual meeting and voting in person; or

requesting a paper copy of the materials by calling 1-800-579-1639, and then signing and dating the proxy card(s) and submitting the proxy card(s) to Broadridge so that it is received prior to the annual meeting.

Your mere presence at the annual meeting will not revoke your proxy. You must vote in person at the annual meeting in order to revoke your proxy.

If you are a street name shareholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted for each of the proposals as the Board recommends.

What if my common shares are held in “street name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (the “NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Proposal 2 is the only routine matter on this year’s ballot to be voted on by our shareholders. Proposals 1 and 3 are not considered routine matters under the NYSE rules. This means that brokers may not vote your common shares on such proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the annual meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal	Proposal Summary	FOR	AGAINST
1	Election of the Board nominees named in this proxy statement with terms expiring at the 2019 annual meeting of shareholders	✓
2	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year	✓
3	Advisory approval of the Company’s executive compensation	✓

Does the Company have cumulative voting?

No. In 2009, the shareholders of the Company amended the Articles to eliminate cumulative voting.

Who may attend the annual meeting?

All shareholders are eligible to attend the annual meeting. However, only those shareholders of record at the close of business on June 18, 2018 are entitled to vote at the annual meeting.

8	The J. M. Smucker Company 2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Do I need an admission ticket to attend the annual meeting?

Admission tickets are not required to attend the annual meeting. If you are a registered shareholder, properly mark your proxy to indicate that you will be attending the annual meeting. If you hold your common shares through a nominee or you are a street name shareholder, you are required to bring evidence of share ownership to the annual meeting (e.g., account statement, broker verification). Seating at the annual meeting will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders.

What type of accommodations can the Company make at the annual meeting for people with disabilities?

We can provide reasonable assistance to help you participate in the annual meeting if you notify the Corporate Secretary in writing at The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, or by telephone, by calling 330-684-3838 at least two weeks prior to the annual meeting about your disability and how you plan to attend.

Who can answer my questions?

If you need additional copies of the proxy materials, you should contact:

Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 Call Toll Free: 1-866-602-0762

If you have any questions about the proxy materials or the annual meeting, or need assistance in voting your common shares, you should contact:

D.F. King & Co., Inc. 48 Wall Street New York, New York 10005 Call Toll Free: 1-800-992-3086 Call Collect: 212-269-5550

If you have any questions about the proxy materials or the annual meeting, you may also contact:

Shareholder Services The J. M. Smucker Company One Strawberry Lane Orrville, Ohio 44667 Telephone: 330-684-3838 Call Toll Free: 1-866-362-5369

The J. M. Smucker Company 2018 Proxy Statement	9

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines (the “Guidelines”) are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Guidelines provide in pertinent part that:

a majority of Directors will be independent, as set forth under the rules of the NYSE and the SEC, and as further set forth in the Guidelines;

all members of the Nominating Committee, the Compensation Committee, and the Audit Committee (collectively, the “Committees”) will be independent, and there will be at least three members on each of the Committees;

the independent Directors will meet in executive session on a regular basis in conjunction with regularly scheduled meetings of the Board (other than the meeting held on the day of the annual shareholders’ meeting), and such meetings will be chaired by the Chair of each of the Committees for each Committee executive session and by the Chair of each of the Committees on a rotating term of one year for each Board executive session;

the Board and each of the Committees will conduct an annual self-evaluation;

all non-employee Directors will own a minimum amount of the Company’s common shares as established in our Stock Ownership Guidelines for Directors and Officers, which currently require that non-employee Directors own common shares with a value of no less than five times the annual cash retainer paid to each non-employee Director and that each non-employee Director should strive to attain this ownership threshold within five years of joining the Board;

each Director will attend at least 75% of all regular and special meetings of the Board;

absent specific action by the Board, non-employee Directors will not be eligible for nomination after attaining age 72;

each Director will advise the Executive Chairman whenever he or she accepts an invitation to serve on another public company board;

each Director will advise the Nominating Committee, and offer to resign, if his or her primary professional position or responsibility materially changes to provide the Board an opportunity to review the qualifications of the Director;

each Director will not serve concurrently on more than three public company boards, including the Company, without prior, unanimous consent of the Board; and

the Corporate Secretary will provide all newly-elected Directors with materials and training in our Director orientation program and will also provide such additional Director training and orientation as appropriate.

The Guidelines are posted on our website at www.jmsmucker.com. A copy of the Guidelines is available free of charge to any shareholder who submits a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

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CORPORATE GOVERNANCE

Shareholder Recommendations for Director Nominees

The Nominating Committee is responsible for identifying, evaluating, and recommending qualified candidates to the Board for nomination. The Nominating Committee considers all suggestions for membership on the Board, including nominations made by our shareholders. Shareholders’ nominations for Directors must be made in writing and include the nominee’s written consent to the nomination and detailed background information sufficient for the Nominating Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Nominating Committee. All recommendations must include qualifications that meet, at a minimum, the following criteria:

Director candidates must be committed to our culture and our Basic Beliefs and will possess integrity, intelligence, and strength of character having a balance of skills, knowledge, diversity, background, and experience beneficial to the Company;

non-employee Director candidates must meet the independence requirements set forth below under the heading “Director Independence;”

non-employee Director candidates must be able to effectively carry out responsibilities of oversight of our strategy;

Director candidates should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds, together with a working knowledge of corporate governance issues and the changing role of boards, and a firm commitment to attend and participate in meetings and related activities of the Board; and

Director candidates should not have any affiliations or relationships with competitive businesses, organizations, or other activities which could lead to a real or perceived conflict of interest.

Board Diversity

The Nominating Committee and the Board consider a diverse group of experiences, characteristics, attributes, and skills, including diversity in gender, ethnicity, race, cultural background, and age, in determining whether an individual is qualified to serve as a Director of the Company. While the Board does not maintain a formal policy regarding diversity, it does consider the diversity of the Board when evaluating Director nominees. Diversity is important because a variety of viewpoints contribute to a more effective decision-making process. The Nominating Committee and the Board also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members who, collectively, possess a range of relevant skills, experience, and expertise.

Experience, Qualifications, Attributes, Skills, and Diversity of Director Nominees

As mentioned above, in considering each Director nominee and the composition of the Board as a whole, the Nominating Committee looks for a diverse group of experiences, characteristics, attributes, and skills that relate directly to our management and operations. Success in specific categories is a key factor in our overall operational success and creating shareholder value. The Nominating Committee believes that Directors who possess some or all of the following experiences, characteristics, attributes, and skills are better able to provide oversight of our management and long-term and strategic objectives.

The J. M. Smucker Company 2018 Proxy Statement	11

CORPORATE GOVERNANCE

Adherence to the Company’s Basic Beliefs

We seek Directors who have an understanding of, and are committed to, our Basic Beliefs. These Basic Beliefs are our values and principles that serve as guideposts for decisions at every level of the Company and cultivate a culture of commitment to each other and to our constituents. Further information regarding our Basic Beliefs can be found on our website at www.jmsmucker.com.

Leadership and Operating Experience

We seek Directors who have significant leadership and operating experience. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They also demonstrate a practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth. People with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

Independence

We require that a majority of our Directors satisfy the independence requirements of the NYSE and the SEC.

Finance Experience

We believe that it is important for Directors to have an understanding of finance and financial reporting processes. Accurate financial reporting is critical to our success and reputation. We seek to have at least two independent Directors who qualify as “audit committee financial experts,” within the meaning of Regulation S-K promulgated by the SEC (“Regulation S-K”), particularly for service on the Audit Committee. We expect all of our Directors to be financially knowledgeable.

Public Company Board and Corporate Governance Experience

We seek Directors who have experience serving on the boards of other large, publicly traded companies. This experience prepares the Directors to fulfill the Board’s responsibilities of overseeing our business and providing insight and guidance to management.

Operations Experience

We seek to have Directors with relevant general management or operations experience in the consumer goods industry. In particular, we believe that it is important for Directors to have experience in new and expanding businesses, customer segments, and geographies.

Knowledge of the Company

We deem it important to have Directors who have in-depth knowledge of the Company and our industry, operations, business segments, products, compliance requirements, risks, strategy, and culture.

Minority; Diversity

We believe it is important to have a Board composition that is diverse in gender, ethnicity, race, cultural background, and age.

Marketing or Public Relations Experience

As a manufacturer and marketer of branded food products, we seek Directors who have a diverse range of marketing or public relations experience.

Mergers and Acquisitions Experience

We have been, and believe we will continue to be, active in acquiring other companies that fit our strategy and, therefore, seek to have Directors with relevant mergers and acquisitions experience.

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The Board believes that all of the Directors are highly qualified and have specific employment and leadership experiences, qualifications, and skills that qualify them for service on the Board. The specific experiences, qualifications, and skills that the Board considered in determining that each such person should serve as a Director are included in their individual biographies and also summarized further in the following table:

Director Qualifications and Experience

Adherence to the Company’s Basic Beliefs Understand and adhere to the Company’s Basic Beliefs	●	●	●	●	●	●	●	●	●	●	●	●	●

Leadership and Operating Experience Significant leadership and operating experience	●	●	●	●	●	●	●		●	●	●	●	●

Independence Satisfy the independence requirements of the NYSE and the SEC	●	●	●	●	●	●	●	●	●				●

Finance Experience Possess the background, knowledge, and experience to provide the Company with valuable insight in overseeing the Company’s finances	●	●	●	●	●	●	●			●	●	●	●

Public Company Board and Corporate Governance Experience Experience serving on the boards of other large, publicly traded companies	●	●	●	●	●	●	●		●		●	●

Operations Experience General management or distribution operations experience in the consumer goods industry	●			●	●	●		●		●	●	●	●

Knowledge of the Company Experience with the Company for a period in excess of ten years	●	●		●	●			●		●	●	●

Minority; Diversity Contribute to the Board in a way that enhances perspectives through diversity in gender, ethnicity, race, cultural background, and age	●			●		●	●	●	●	●			●

Marketing or Public Relations Experience Possess unique experience or insight into marketing or public relations matters		●	●	●	●	●		●		●	●	●	●

Mergers and Acquisition Experience Possess experience or insight related to the mergers and acquisitions area	●		●	●	●	●			●	●	●	●	●

The J. M. Smucker Company 2018 Proxy Statement	13

Kathryn W. Dindo Paul J. Dolan Jay L. Henderson Elizabeth V. Long Gary A. Oatey Kirk L. Perry Sandra Pianalto Nancy Lopez Russell Alex Shumate Mark T. Smucker Richard K. Smucker Timothy P. Smucker Dawn C. Willoughby

CORPORATE GOVERNANCE

Director Resignation Policy

In connection with the adoption of a majority voting standard for uncontested elections of Directors, the Board adopted a Director resignation policy to address the situation in which one or more incumbent Directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent Director who is not re-elected would remain in office as a “holdover” Director until his or her successor is elected. This Director resignation policy provides that an incumbent Director who is not re-elected with more “for” votes than “against” votes in an uncontested election will be expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. The Nominating Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and our shareholders and the Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Nominating Committee, in making its recommendation, and the Board in making its decision, may consider any factors or other information with respect to any tendered resignation that they consider appropriate, including, without limitation:

the stated reason for such Director’s failure to receive the approval of a majority of votes cast;

the percentage of votes cast against such Director; and

the performance of such Director.

Following the Nominating Committee’s recommendation and the Board’s decision, the Board will promptly and publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a Director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If a Director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of Directors, in each case pursuant to the provisions of and to the extent permitted by the Company’s Amended Regulations (the “Regulations”). Any Director who tenders his or her resignation pursuant to this policy would abstain from providing input or voting on the Nominating Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Board’s current Director resignation policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Director resignation policy is posted on our website at www.jmsmucker.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Director Independence

We require that a majority of our Directors be “independent” as defined by the rules of the NYSE and the SEC. We may, in the future, amend the Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that the following ten non-employee Directors are independent Directors: Kathryn W. Dindo, Paul J. Dolan, Jay L. Henderson, Elizabeth Valk Long, Gary A. Oatey, Kirk L. Perry, Sandra Pianalto, Nancy Lopez Russell, Alex Shumate, and Dawn C. Willoughby.

In general, “independent” means that a Director has no material relationship with us or any of our subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and, generally, is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from our management.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

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The following standards will be applied by the Board in determining whether individual Directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include our consolidated subsidiaries.

No Director will be qualified as independent unless the Board affirmatively determines that the Director has no material relationship with us, either directly or as a partner, shareholder, or officer of an organization that has a relationship with us. We will disclose these affirmative determinations on an annual basis.

No Director who is a former employee of ours can be deemed independent until three years after the end of his or her employment relationship with us.

No Director whose immediate family member is a former executive officer of the Company can be deemed independent until three years after the end of such executive officer’s relationship with the Company.

No Director who receives, or whose immediate family member receives, more than $120,000 in direct compensation from the Company in any twelve-month period within the past three years, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be ‘independent’ until three years after he or she ceases to receive more than $120,000 in any twelve-month period in such compensation during such time period.

No Director can be deemed independent if the Director (i) is a current partner or employee of a firm that is our internal or external auditor; (ii) has an immediate family member who is a current partner of such a firm; (iii) has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) was, or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time.

No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

No Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be deemed independent until three years after falling below such threshold.

No Director can be independent if we have made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by us to such charitable organization in any single fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that we do business with organizations directly or indirectly affiliated with Paul J. Dolan and Kirk L. Perry, and affirmatively determined that the amounts paid to the entities affiliated with these individuals do not meet the threshold which would create an issue under the standards for determining independence.

The value of advertising and promotional activities sponsored with the Cleveland Indians organization, of which Mr. Dolan is the Chairman and Chief Executive Officer, in fiscal year 2018 was approximately $335,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the Cleveland Indians.

The value of advertising services provided to us by Google Inc., of which Kirk L. Perry is the President, Brand Solutions, in fiscal year 2018 was approximately $13,208,650 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of Google Inc.

The J. M. Smucker Company 2018 Proxy Statement	15

CORPORATE GOVERNANCE

Structure of the Board of Directors

Executive Chairman and Chief Executive Officer as Directors

The Regulations provide that one person may hold the positions of Executive Chairman and Chief Executive Officer. However, our Executive Chairman and Chief Executive Officer roles are currently held by different individuals. Although a majority of our Directors are independent, the Board does not have a lead independent Director but does have a rotating presiding Director for executive sessions in which only independent Directors are present. Richard K. Smucker, our former Chief Executive Officer, currently serves as Executive Chairman. The Board believes that a current or former Chief Executive Officer is best situated to serve as Executive Chairman because he is one of the Directors most familiar with our business and industry. The Board also believes that having a current or former Chief Executive Officer serve as Executive Chairman provides an efficient and effective leadership model for us by fostering clear accountability, effective decision-making, and alignment of corporate strategy. The Board’s independent Directors bring experience, oversight, and expertise from outside the Company and industry, while the Executive Chairman and the Chief Executive Officer bring Company and industry-specific experience and expertise. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of its strategy once it is developed. The Board believes that its current management structure, together with independent Directors having the duties described above, is in the best interests of shareholders because it strikes an appropriate balance for us; with a current or former Chief Executive Officer serving as Executive Chairman, there is unified leadership and a focus on strategic development and execution, while the independent Directors help assure independent oversight of management.

Board’s Role in Risk Oversight

Risk is inherent in any business, and our management is responsible for the day-to-day management of risks that we face. The Board, on the other hand, has responsibility for the oversight of risk management. In that role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including executive officers, to discuss strategy and risks facing the Company. Senior management attends the Board’s quarterly meetings, as well as certain Committee meetings, to address any questions or concerns raised by the Board on risk management and any other matters. The Company’s Senior Vice President, General Counsel and Secretary manages the Company’s compliance function and, along with the Vice Chair and Chief Financial Officer, the enterprise risk function, attends all Board and Committee meetings, and provides periodic updates on risks and compliance issues facing the Company and the industry. Each quarter, the Board receives presentations from senior management on business operations, financial results, and strategic issues. In addition, senior management holds an annual strategic planning retreat, as well as periodic strategic planning sessions, to discuss strategies, key challenges, and risks and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board.

The various Board Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to management of major financial risk exposures, including in the areas of financial reporting, internal controls, hedging strategies, and reviewing potential conflicts of interest. Risk assessment reports are regularly provided by management and our internal auditors to the Audit Committee.

The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this proxy statement and developing stock ownership and clawback guidelines for our executive officers. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for Directors and executive officers, and corporate governance, including the annual monitoring of corporate governance issues and developing Director self-evaluations.

All Committees report back to the full Board at Board meetings as to the Committee’s activities and matters discussed and reviewed at the Committee’s meeting. Non-employee Directors are encouraged to attend all Committee

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CORPORATE GOVERNANCE

meetings, and employee Directors are encouraged to, and generally do, attend all Committee meetings other than meetings where there are matters being discussed that would create a conflict of interest, such as matters related to compensation. In addition, the Board is encouraged to participate in internal and external Director education courses to keep apprised of current issues, including areas of risk.

Communications with the Board

Shareholders and other interested parties who wish to communicate with members of the Board as a group, with non-employee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate executive officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Code of Business Conduct and Ethics

Ethics is one of our Basic Beliefs and is fundamental to our business. We emphasize that ethical conduct is vital to ensure successful, sustained business and business relationships.

Our Code of Business Conduct and Ethics (the “Code of Conduct”) is an extension of our long-standing principles and values. It applies to our employees, officers, Directors, and contingent workers. The Code of Conduct is a resource which guides daily conduct in the workplace, and employees are expected to reference it frequently. The Code of Conduct outlines our expectations across numerous areas and situations in which ethical choices might be necessary, such as creating a positive work environment; engaging with customers, suppliers, and competitors; handling confidential information; avoiding conflicts of interest; avoiding the exchange of gifts, meals, and entertainment; avoiding bribery and corruption; and avoiding insider trading. Recently revised and refreshed in January 2018, several important enhancements were made, including provisions on workplace safety and health; workplace violence; advertising and product labeling; human and workplace rights; international trade; and environmental protection and sustainability. We train our employees and Directors on the Code of Conduct on an annual basis and provide additional compliance training on key topics on a periodic basis throughout the year.

Any amendments of the Code of Conduct and any waivers of the Code of Conduct for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a Committee of the Board to which authority to issue such waivers has been delegated by the Board. Any amendments or waivers of the Code of Conduct will be promptly disclosed to the public, as required by applicable law, and will be disclosed on our website at www.jmsmucker.com. Waivers of the Code of Conduct for any other employee may be made only by an authorized officer of the Company.

The Code of Conduct is posted on our website at www.jmsmucker.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Procedures for Reporting Ethical, Accounting, Auditing and Financial Related Issues

The Board has established procedures for employees to report violations of the Code of Conduct or complaints regarding accounting, auditing, and financial-related matters to their manager or supervisor, to the General Counsel, or directly to the Audit Committee. Reports to the General Counsel may be made in writing, by telephone, in person, or may be submitted anonymously through the Smucker’s Voice Line, which is managed by an independent third-party service provider and is available 24 hours a day, seven days a week, in multiple languages, and can be accessed via phone or through the Internet. We forbid retaliation, or threats of retaliation, against our employees who, in good faith, report violations of the Code of Conduct.

The J. M. Smucker Company 2018 Proxy Statement	17

ELECTION OF DIRECTORS

(Proposal 1 on the proxy card)

The Regulations fix the number of Directors at 13, and the Board currently has 13 Directors. All Directors are up for election at this annual meeting to hold office for a term of one year. Unless instructed otherwise, the proxies intend to vote FOR the election of these nominees.

Each nominee has agreed to serve if elected. If any nominee declines, is unable to accept such nomination, or is unable to serve (an event which is not expected), the Board reserves the right in its discretion to substitute another person or nominee or to reduce the number of nominees. In this event, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend.

The members of the Board, including those who are listed in this proxy statement as nominees for election, with information about each of them based on data furnished to us by these persons as of June 29, 2018, are as follows:

Nominees for Election as Directors Whose Proposed Terms Would Expire at the 2019 Annual Meeting

KATHRYN W. DINDO

Age: 69

Director since: February 1996

Committee: Audit Committee

Ms. Dindo commenced her career with FirstEnergy Corp., a utility holding company, in 1998, and retired as Vice President and Chief Risk Officer in 2007, a position she held since November 2001. Prior to that time, she was Vice President, Controller, and Chief Accounting Officer of Caliber System, Inc., formerly Roadway Services, Inc., a transportation services company. Ms. Dindo is a director and chairs the audit committees of both Bush Brothers & Company, a privately owned food processing and manufacturing company, and ALLETE, Inc., a publicly traded energy service provider. Ms. Dindo is also a member of the boards of several non-profit organizations.

The Board concluded that Ms. Dindo should serve as a Director primarily due to her extensive experience in managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1996. Specifically, Ms. Dindo gained significant leadership, operating, and finance experience in her positions at FirstEnergy Corp. and Caliber System, Inc. Ms. Dindo is also a Certified Public Accountant and a former partner of Ernst & Young LLP. Together with her service on the corporate boards and audit committees of Bush Brothers & Company and ALLETE, Inc., Ms. Dindo’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances.

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ELECTION OF DIRECTORS

PAUL J. DOLAN

Age: 59

Director since: April 2006

Committee: Compensation Committee (Chair)

Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio, since November 2010, after having served as President since January 2004 and as Vice President and General Counsel since February 2000. He is also a director of MSG Networks Inc., a publicly traded sports and entertainment media company, and Dix & Eaton, a privately owned communications and public relations firm. Mr. Dolan served as a director of Cablevision Systems Corporation, a publicly traded telecommunications and media company, from May 2015 until its acquisition in September 2015. Mr. Dolan also served as Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from January 2006 through December 2012.

The Board concluded that Mr. Dolan should serve as a Director primarily due to his long experience in managing businesses, his experience serving on the boards of other companies and numerous non-profit organizations, and his significant knowledge of the evolving needs and preferences of consumers. Specifically, Mr. Dolan has gained significant leadership, operating, and marketing experience in his positions with the Cleveland Indians and Fast Ball Sports Productions. This background enables Mr. Dolan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing executive compensation practices.

JAY L. HENDERSON

Age: 62

Director since: August 2016

Committee: Audit Committee (Chair)

Mr. Henderson retired as Vice Chairman, Client Service at PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in June 2016, a position he held since 2007. He also served as PricewaterhouseCoopers’ Managing Partner of the Greater Chicago Market from 2003 through 2013 and Managing Partner of the Cleveland Office from 1993 through 2002. During his career at PricewaterhouseCoopers, Mr. Henderson gained significant experience working with the boards and audit committees of Fortune 500 companies and has managed major client relationships across multiple markets and industry sectors. He is a director and member of the capital governance and audit committees of Northern Trust Corporation, a publicly traded financial holding company, and a director and member of the audit and finance committees of Illinois Tool Works Inc., a publicly traded global multi-industrial manufacturer of specialized industrial equipment, consumables, and related service businesses. Mr. Henderson is also a member of the boards of several non-profit organizations.

The Board concluded that Mr. Henderson should serve as a Director primarily due to his extensive experience in managing and overseeing businesses, his experience working with the boards and audit committees of large public companies, and his experience serving as a director of public companies and non-profit organizations. Specifically, Mr. Henderson brings leadership and operating skills through his former roles with PricewaterhouseCoopers. He has also been a Certified Public Accountant since 1977. Mr. Henderson’s background enables him to provide valuable insights to the Board, particularly in overseeing the Company’s finances.

The J. M. Smucker Company 2018 Proxy Statement	19

ELECTION OF DIRECTORS

ELIZABETH VALK LONG

Age: 68

Director since: May 1997

Committee: Compensation Committee

Ms. Long was Executive Vice President of Time Inc., formerly the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. Ms. Long is a director and member of the audit committee and nominating and executive compensation committee of Edgewell Personal Care Company, a publicly traded personal care products manufacturer. She was a director of Steelcase, Inc., a publicly traded furniture and office systems manufacturer, from March 2001 through July 2015, and was the chair of the nominating and corporate governance committee and a member of the audit committee at various periods during her term. Ms. Long also served as a director of Belk, Inc., a privately owned department store chain in the United States, from May 2004 until its acquisition in December 2015, and was the chair of the compensation committee for part of her term.

The Board concluded that Ms. Long should serve as a Director primarily due to her extensive experience managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1997. As Executive Vice President of Time Inc., she was responsible for consumer marketing, customer service, retail distribution, human resources, legal affairs, and corporate communications. Together with her service on corporate boards, Ms. Long’s background enables her to provide valuable insights to the Board, particularly in overseeing our finances, marketing, and executive compensation practices.

GARY A. OATEY

Age: 69

Director since: January 2003

Committees: Compensation Committee, Nominating Committee

Mr. Oatey has been the Executive Chairman of Oatey Co., a privately owned manufacturer of plumbing products, since June 2012. Prior to that time, he served as Oatey Co.’s Chairman and Chief Executive Officer from January 1995 through June 2012. Mr. Oatey is a director, a member of the audit committee, and the chair of the compensation committee of Molded Fiber Glass Companies, a privately owned composites manufacturing company. He also served as a director of Shiloh Industries, Inc., a publicly traded company that provides noise and vibration solutions to automotive, commercial vehicle, and other industrial markets, from August 2004 through February 2013.

The Board concluded that Mr. Oatey should serve as a Director primarily due to his extensive experience in managing businesses, his experience in serving as a director of other public and private companies, as well as several non-profits, and his significant knowledge of the Company, having served on the Board since 2003. As the Executive Chairman and former Chief Executive Officer of Oatey Co., Mr. Oatey has gained significant leadership, operating, and corporate governance experience. This background enables Mr. Oatey to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing our governance and executive compensation practices.

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ELECTION OF DIRECTORS

KIRK L. PERRY

Age: 51

Director since: August 2017

Committee: Compensation Committee

Mr. Perry has been the President, Brand Solutions of Google Inc., a multinational technology company, since December 2013. Prior to his career at Google Inc., Mr. Perry spent twenty-three years with The Procter & Gamble Company, where he held several positions of increasing responsibility in marketing and general management roles, including President, Global Family Care from May 2011 to December 2013. Mr. Perry has served as a director of e.l.f. Beauty, Inc., a publicly traded cosmetics company, since September 2016, and he previously served as a director of the Hillerich & Bradsby Co. (Louisville Slugger), a privately owned sporting goods manufacturer, from September 2013 to August 2016. He is also a member of the boards of several non-profit organizations.

The Board concluded that Mr. Perry should serve as a Director primarily due to his extensive operational experience in marketing and brand management and his experience serving as a director of other organizations. Specifically, Mr. Perry brings leadership and operating skills through his current and former roles with Google Inc. and The Procter & Gamble Company. Mr. Perry’s background enables him to provide valuable insights to the Board, particularly in marketing, operations, general management, consumer products, technology, and digital media.

SANDRA PIANALTO

Age: 63

Director since: August 2014

Committee: Audit Committee

Ms. Pianalto retired in May 2014 as President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, a position she held since 2003. Prior to that time, she served as First Vice President and Chief Operating Officer, since 1993, Vice President and Secretary to the Board of Directors, since 1988, and Assistant Vice President of Public Affairs, since 1984. Prior to retiring, Ms. Pianalto also chaired the Federal Reserve’s Financial Services Policy Committee, which is a committee of senior Federal Reserve Bank officials responsible for overall direction of financial services and related support functions for the Federal Reserve Banks and for leadership in the evolving U.S. payment system. She is a director, the chair of the finance committee, and a member of the audit committee of Eaton Corporation plc, a publicly traded power management company. She is also a director and member of the finance and compensation committees of FirstEnergy Corp., a publicly traded utility holding company, and a director of Prudential Financial, Inc., a publicly traded financial services institution. Ms. Pianalto is also a member of the boards of several non-profit organizations. The Board unanimously approved Ms. Pianalto serving on four public company boards as required under the Guidelines.

The Board concluded that Ms. Pianalto should serve as a Director primarily due to her vast experience in monetary policy and financial services and her experience serving as a director of other public companies. Specifically, Ms. Pianalto brings leadership and operating skills through her former roles with the Federal Reserve Bank of Cleveland. As the President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, she oversaw 950 employees in Cleveland, Cincinnati, and Pittsburgh who conducted economic research and supervised financial institutions. Ms. Pianalto’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances.

The J. M. Smucker Company 2018 Proxy Statement	21

ELECTION OF DIRECTORS

NANCY LOPEZ RUSSELL

Age: 61

Director since: August 2006

Committee: Nominating Committee

In 2000, Ms. Lopez Russell founded the Nancy Lopez Golf Company, which focuses on the design and manufacture of top-quality golf equipment and clothing for women. In 2015, she founded Nancy Lopez Golf Adventures, which provides golf instruction and golf travel adventures domestically and internationally. Ms. Lopez Russell is also an accomplished professional golfer, having won 48 career titles, including three majors, on the Ladies Professional Golf Association (“LPGA”) Tour. She is a member of the LPGA Hall of Fame and captained the 2005 U.S. Solheim Cup Team to victory. She also serves as a member of the Commissioner Advisory Board and the Foundation Board of the LPGA. In 2003, Ms. Lopez Russell was named to the Hispanic Business magazine’s list of 80 Elite Hispanic Women.

The Board concluded that Ms. Lopez Russell should serve as a Director primarily due to her leadership experience and her extensive knowledge regarding the evolving needs and preferences of consumers. As the founder of her own business, Ms. Lopez Russell has gained significant leadership, operating, and marketing experience. She is also active in several charitable causes. Ms. Lopez Russell’s blend of business expertise and philanthropic interests, together with her experience in dealing with the public and media as a renowned professional athlete, enables her to provide the Board with valuable perspectives on our management, strategy, and risks.

ALEX SHUMATE

Age: 68

Director since: January 2009

Committee: Nominating Committee (Chair)

Mr. Shumate is the Managing Partner, North America of Squire Patton Boggs (US) LLP, where he has practiced law since February 1988. Mr. Shumate is also the chairman of the board, lead director, and a member of the governance and nominating committee of CyrusOne Inc., a publicly traded provider of data center consulting services, and a trustee and Chairman on The Ohio State University Board of Trustees. From July 2005 to January 2013, he served as a director of Cincinnati Bell, Inc., a publicly traded provider of voice and data telecommunications products and services. He also served as a director of the Wm. Wrigley Jr. Company from 1998 until its acquisition in 2008, as well as Nationwide Financial Services, Inc. from 2002 until its acquisition in 2009.

The Board concluded that Mr. Shumate should serve as a Director primarily due to his significant legal background and his experience in managing a business and serving as a director of other public companies and as a trustee of several non-profit organizations. Mr. Shumate has practiced law for nearly 40 years and was named a Lawyer of the Year 2017 by Best Lawyers and an Ohio Super Lawyer by Law and Politics magazine. Together with his service as a director of other public companies, Mr. Shumate’s background allows him to provide valuable insights to the Board, particularly in regard to corporate governance and risk issues that we confront.

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ELECTION OF DIRECTORS

MARK T. SMUCKER

Age: 48

Director since: January 2009

Mr. Smucker has been our President and Chief Executive Officer since May 2016. Prior to that time, he served as President and President, Consumer and Natural Foods, from April 2015 through April 2016, President, U.S. Retail Coffee, from May 2011 through March 2015, President, Special Markets, from August 2008 through April 2011, Vice President, International, from July 2007 through July 2008, and Vice President, International and Managing Director, Canada, from May 2006 through June 2007. Mr. Smucker is the son of Timothy P. Smucker, who serves as a Director of the Company, and the nephew of Richard K. Smucker, who serves as a Director and executive officer of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our President and Chief Executive Officer, his significant knowledge of the Company gained from more than 19 years of experience in various positions within the Company, and his experience serving as a former director and a member of the compensation committee of GS1 U.S. and a trustee of the Akron Art Museum. The Board believes that the perspectives that Mr. Smucker brings to the Board are particularly valuable in light of the significance of the consumer foods business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

RICHARD K. SMUCKER

Age: 70

Director since: October 1975

Mr. Smucker has been our Executive Chairman since May 2016. He served as Chief Executive Officer from August 2011 through April 2016, Co-Chief Executive Officer from February 2001 through August 2011, Executive Chairman from August 2008 through August 2011, and President from August 1987 through April 2011. He was a director of The Sherwin-Williams Company, a publicly traded manufacturer of coatings and related products, from September 1991 through April 2016. Mr. Smucker also served as a director of the Cleveland Federal Reserve Bank from January 2010 through December 2015. Mr. Smucker is the brother of Timothy P. Smucker, who serves as a Director of the Company, and the uncle of Mark T. Smucker, who serves as a Director and executive officer of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our Executive Chairman and former Chief Executive Officer, his intimate knowledge of the Company, his experience serving as a director of other private and public companies, and his financial knowledge and experience. The Board believes that Mr. Smucker’s extensive experience in and knowledge of our business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and our business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

The J. M. Smucker Company 2018 Proxy Statement	23

ELECTION OF DIRECTORS

TIMOTHY P. SMUCKER

Age: 74

Director since: October 1973

Mr. Smucker has been our Chairman Emeritus since May 2016. He served as Chairman of the Board from August 1987 through April 2016 and as Co-Chief Executive Officer from February 2001 through August 2011. Mr. Smucker is the Chairman Emeritus of the GS1 Management Board, a leading global organization dedicated to the design and implementation of global standards and solutions to improve the efficiency and visibility of the supply and demand chains globally and across sectors. In addition, Mr. Smucker serves as a trustee on The Ohio State University Board of Trustees. Mr. Smucker is the brother of Richard K. Smucker and the father of Mark T. Smucker, both of whom serve as Directors and executive officers of the Company. The Board unanimously approved Mr. Smucker’s nomination as a Director although he has attained age 72 as required under the Guidelines.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our Chairman Emeritus, his intimate knowledge of the Company, and his experience serving as a director of other private and public companies. The Board believes that Mr. Smucker’s extensive experience in and knowledge of our business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and our business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

DAWN C. WILLOUGHBY

Age: 49

Director since: August 2017

Committee: Nominating Committee

Ms. Willoughby has been the Executive Vice President and Chief Operating Officer of The Clorox Company, a manufacturer and marketer of consumer and professional products, since September 2014. She also served as the Company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she was initially hired in 2001. Prior to her career at The Clorox Company, Ms. Willoughby spent nine years with The Procter & Gamble Company, where she held several positions in sales management. In May 2013, Ms. Willoughby was named one of the most influential women in the Bay Area by the San Francisco Business Times.

The Board concluded that Ms. Willoughby should serve as a Director primarily due to her extensive leadership experience at consumer goods companies and her experience serving as a director of several non-profit organizations. Specifically, Ms. Willoughby brings leadership and operating skills through her current and former roles with The Clorox Company and The Procter & Gamble Company, and insights regarding sustainability through her current role with The Clorox Company. Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, and sustainability.

The Board unanimously recommends a vote FOR each of the nominees named in this proxy statement for election to the Board.

24	The J. M. Smucker Company 2018 Proxy Statement

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2018, there were twelve meetings of the Board. All Directors are required to attend at least 75% of the total number of Board and Committee meetings for which they were eligible. During fiscal year 2018, all Directors, other than Nancy Lopez Russell, attended at least 75% of the total number of Board and Committee meetings for which they were eligible. Nancy Lopez Russell attended slightly less than 75% of such meetings due to a number of special meetings that were scheduled on short notice and, on a few occasions, while Ms. Lopez Russell was traveling. For meetings that Ms. Lopez Russell was unable to attend, she received meeting materials and held pre-meeting or post-meeting discussions with relevant Board, Nominating Committee, or management members to review the topics covered during such meetings. The Board reviewed Ms. Lopez Russell’s attendance and determined that she should continue to serve as a Director primarily due to her significant leadership and operating and marketing experience gained through operating her companies, the Nancy Lopez Golf Company and Nancy Lopez Golf Adventures. In addition, the Board believes that Ms. Lopez Russell has added significant value through her diverse and unique consumer and brand imaging insights and expertise since joining the Board in 2006, and that she will continue to do so. Ms. Lopez Russell has committed to attend at least 75% of all meetings of the Board and Nominating Committee in the year ahead. We have not adopted a formal policy requiring Directors to attend the annual meeting of shareholders. However, twelve of our Directors attended our 2017 annual meeting.

The Board has a Nominating Committee, a Compensation Committee, and an Audit Committee. All Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Charters for each Committee are posted on our website at www.jmsmucker.com. A copy of each Charter will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2018.

Name	Audit Committee	Compensation Committee	Nominating Committee
Kathryn W. Dindo
Paul J. Dolan
Jay L. Henderson
Elizabeth Valk Long
Gary A. Oatey
Kirk L. Perry
Sandra Pianalto
Nancy Lopez Russell
Alex Shumate
Dawn C. Willoughby
Number of Meetings	12	4	5
Chair Member

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BOARD AND COMMITTEE MEETINGS

Director Compensation

We use a combination of cash and stock-based compensation to attract, compensate, and retain non-employee Directors who serve on the Board. The Compensation Committee engages its outside compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), to perform an annual review of Director compensation in order to remain aware of current trends in Director compensation. At the Compensation Committee’s January 2018 meeting, Semler Brossy presented a competitive review of Director compensation (which is evaluated against the peer group set forth on page 44) and Director compensation trends. Based on this review, the Compensation Committee and the Board did not recommend any Director compensation changes for fiscal year 2019.

Non-employee Directors receive the following compensation:

Type of Compensation	Amount
Annual Retainer	$ 100,000 per year
Additional Annual Retainer for Audit Committee Members	$ 5,000 per year
Additional Annual Retainer for Chair of the Audit Committee	$ 15,000 per year
Additional Annual Retainer for Executive Compensation Committee Chair	$ 15,000 per year
Additional Annual Retainer for Nominating, Governance, and Corporate Responsibility Committee Chair	$ 12,500 per year
Annual Grant of Deferred Stock Units	$ 135,000 in deferred stock units

The annual grant of deferred stock units having a value of $135,000 is made in October of each year. The deferred stock units are awarded under The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “2010 Plan”), which was approved by our shareholders at our 2010 and 2015 annual meetings. The deferred stock units vest immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

Non-employee Directors may elect to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts are deferred under the Nonemployee Director Deferred Compensation Plan, which was initially adopted by the Board on January 1, 2007 and amended and restated on January 1, 2014 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director (subject to a waiting period for deferred stock units granted in certain years).

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BOARD AND COMMITTEE MEETINGS

The following table reflects compensation earned by the non-employee Directors for fiscal year 2018:

2018 Director Compensation

Name (1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (3)	Option Awards ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Kathryn W. Dindo	$105,000	$135,000	—	$2,500	$242,500
Paul J. Dolan	$115,000	$135,000	—	—	$250,000
Jay L. Henderson	$120,000	$135,000	—	—	$255,000
Elizabeth Valk Long	$100,000	$135,000	—	$2,500	$237,500
Gary A. Oatey	$100,000	$135,000	—	—	$235,000
Kirk L. Perry	$100,000	$135,000	—	—	$235,000
Sandra Pianalto	$105,000	$135,000	—	$2,500	$242,500
Nancy Lopez Russell	$100,000	$135,000	—	—	$235,000
Alex Shumate	$112,500	$135,000	—	—	$247,500
Timothy P. Smucker	$100,000	$135,000	—	$64,528	$299,528
Dawn C. Willoughby	$100,000	$135,000	—	—	$235,000

(1)

Mark T. Smucker and Richard K. Smucker are not included in this table as they are employees of the Company and receive no compensation for their services as Directors. The compensation received by Mark T. Smucker and Richard K. Smucker as employees of the Company is shown in the “Summary Compensation Table.”

(2)

As of April 30, 2018, each non-employee Director had the aggregate number of deferred stock units and stock options shown in the following table. Deferred stock units include deferred meeting and retainer compensation and annual stock unit awards valued at a predetermined dollar amount, along with additional stock units credited as a result of the reinvestment of dividends.

Name	Deferred Stock Units	Stock Options
Kathryn W. Dindo	38,263	—
Paul J. Dolan	32,135	—
Jay L. Henderson	2,265	—
Elizabeth Valk Long	58,364	—
Gary A. Oatey	35,674	—
Kirk L. Perry	1,953	—
Sandra Pianalto	4,708	—
Nancy Lopez Russell	18,413	—
Alex Shumate	12,871	—
Timothy P. Smucker	3,088	—
Dawn C. Willoughby	1,307	—

(3)

The amounts set forth in this column reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for stock awards granted to the non-employee Directors in the fiscal year ended April 30, 2018.

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BOARD AND COMMITTEE MEETINGS

(4)	No stock options were awarded to non-employee Directors in fiscal year 2018.

(5)

The amounts set forth in this column for Kathryn W. Dindo, Elizabeth Valk Long, and Sandra Pianalto reflect charitable matching gifts under our matching gift program, which is available to all of our full-time employees, Directors, and retirees. We match gifts of up to $2,500 per calendar year to accredited colleges and universities that offer four-year degree programs.

(6)

Non-employee Directors occasionally receive perquisites provided by or paid by us. During fiscal year 2018, these perquisites included annual Disney World passes, samples of our products, and tickets to Company sponsored events. The aggregate value of all benefits provided to each non-employee Director in fiscal year 2018 was less than $10,000, except for Timothy P. Smucker. As a former employee of the Company and current non-employee Director, Timothy P. Smucker received certain perquisites during fiscal year 2018. These perquisites included the use of Company office space and administrative services, his personal use of our aircraft, reimbursement of club dues, and reimbursement of certain cell phone and travel expenses in furtherance of his service to the Company. The incremental value of the perquisites for Timothy P. Smucker is included in this column. The aggregate value of each perquisite or other personal benefit exceeding the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for Mr. Smucker is as follows: personal use of our aircraft totaled $56,260. In valuing personal use of our aircraft in fiscal year 2018, we used aggregate incremental costs incurred, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs.

Stock Ownership Requirements

The Board has established a minimum share ownership requirement for non-employee Directors equal in value to five times the annual cash retainer paid to each non-employee Director. The Board policy also provides that each non-employee Director should attain this ownership threshold within five years of joining the Board. All non-employee Directors have met or exceeded the ownership requirement, with the exception of Kirk L. Perry and Dawn C. Willoughby (both of whom were elected to the Board in August 2017 and have until August 2022 to meet the ownership threshold).

Executive Sessions and Presiding Director

In fiscal year 2018, the Board held four regularly scheduled executive sessions in which only the independent Directors were present. As provided in the Guidelines, these meetings were chaired by Jay L. Henderson, the Chair of the Audit Committee. In fiscal year 2019, the Chair of the Nominating Committee will chair the executive sessions, and in fiscal year 2020, the Chair of the Compensation Committee will chair the executive sessions. Executive sessions of the Board are held in conjunction with regularly scheduled meetings of the Board, except that there is no executive session held on the day of the annual meeting, unless specifically requested by a Director.

Nominating, Governance, and Corporate Responsibility Committee

The Nominating Committee has four members and met five times during fiscal year 2018. The principal functions of the Nominating Committee include:

developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

evaluating the performance of our Chief Executive Officer and our incumbent Directors, including our Executive Chairman;

considering and proposing Director nominees for election at the annual meeting;

recommending candidates to fill Board vacancies as they may occur;

making recommendations to the Board regarding the Committees’ memberships;

developing and generally monitoring the Guidelines and, at least annually, leading the Directors in a discussion of major corporate governance issues;

developing an annual self-evaluation process of the Directors and implementing such process upon approval by the Directors;

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BOARD AND COMMITTEE MEETINGS

considering key management succession planning issues as presented annually by management;

making recommendations to the Board regarding Director orientation and continuing training;

developing procedures for shareholders to communicate with the Board;

administering the annual evaluation of the Board;

reviewing and discussing with senior management the Company’s risks associated with the Board’s organization, membership, and structure, succession planning for Directors and officers, and corporate governance;

overseeing the Company’s corporate responsibility and sustainability programs, including environmental, social, and corporate citizenship matters; and

performing other functions or duties deemed appropriate by the Board.

The Nominating Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Nominating Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Nominating Committee believes its charter is an accurate and adequate statement of the Nominating Committee’s responsibilities. The Nominating Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Executive Compensation Committee

The Compensation Committee has four members and met four times during fiscal year 2018. The principal functions of the Compensation Committee include:

establishing, regularly reviewing, and implementing our compensation philosophy;

determining the total compensation packages of our executive officers;

reviewing and approving any proposed employment, consulting, or other agreement, or any proposed severance or retention plan with our executive officers;

reviewing and approving corporate performance goals and objectives relating to compensation of our executive officers, and evaluating our executive officers’ performance against these goals;

approving and administering the terms and policies of our long-term incentive compensation programs (including our restricted stock program) for executive officers;

reviewing and approving any new benefit programs, or changes to existing benefit programs, that are unique to the executive officers;

reviewing compensation issues related to key management succession;

overseeing regulatory compliance with respect to compensation matters;

reviewing the compensation paid to non-employee Directors and, as appropriate, making recommendations to the Board;

with the assistance of our management and any outside consultants the Compensation Committee deems appropriate, overseeing the risk assessment of our compensation arrangements and reviewing, at least annually, the relationship (if any) between our risk management policies and practices and our compensation arrangements;

overseeing shareholder communications on executive compensation matters, including shareholder votes on executive compensation, and assessing the results of shareholder advisory votes on executive compensation;

developing stock ownership guidelines for our Directors and executive officers and monitoring compliance with such guidelines;

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BOARD AND COMMITTEE MEETINGS

selecting an appropriate peer group of companies of similar size in similar industries, targeting an appropriate total pay positioning in relation to such peer group, and monitoring the competitiveness of executive officer pay against such peer group in relation to the Company’s relative performance;

assessing the independence of, setting the fees or other retention terms for, and engaging compensation consultants and other advisers to help evaluate non-employee Director and executive officer compensation; and

performing other functions or duties deemed appropriate by the Board.

The Compensation Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Compensation Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Compensation Committee believes its charter is an accurate and adequate statement of the Compensation Committee’s responsibilities. The Compensation Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. More information about the Compensation Committee and related topics is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee

The Audit Committee has three members and met twelve times during fiscal year 2018, which included telephonic or in-person meetings to review the Company’s quarterly filings with the SEC on Form 10-Q and earnings release information. The principal functions of the Audit Committee include:

determining annually that at least one of its members meets the definition of audit committee financial expert;

reviewing annually the financial literacy of each of its members, as required by the NYSE;

appointing the Independent Auditors and pre-approving all services and related fees for the year;

reviewing with the Independent Auditors the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors;

reviewing the sufficiency and effectiveness of our system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, with our financial officers, the Independent Auditors, and, to the extent the Audit Committee deems necessary, legal counsel;

reviewing and discussing our earnings press releases and quarterly and annual filings with the SEC on Form 10-Q and Form 10-K, respectively;

overseeing the Internal Audit function, including approving the appointment of the lead internal auditor, reviewing summaries and reports from Internal Audit, and approving the annual Internal Audit plan;

reviewing and monitoring, with our senior management, our overall financial risk exposures and risk management process, including reviewing our risk management hedging strategies and cybersecurity processes and risk mitigation strategies;

overseeing the Compliance function, including establishing procedures for addressing complaints regarding accounting, internal controls, or other auditing matters, obtaining reports to confirm the Company is in compliance with applicable legal requirements, reviewing legal and regulatory matters that have a material impact on the financial statements, policies, and internal controls of the Company, and receiving reports of any violations of the Code of Conduct by Directors or elected officers;

reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Code of Conduct and our related party transaction policy;

reviewing and approving the independent auditors of our pension plans and reviewing the pension plans’ audit results; and

performing other functions or duties deemed appropriate by the Board.

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BOARD AND COMMITTEE MEETINGS

The Audit Committee reviewed the financial literacy of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meets the criteria established by the NYSE. The Audit Committee also reviewed the definition of an “audit committee financial expert” as set forth in Regulation S-K and determined that all members, Kathryn W. Dindo, Jay L. Henderson, and Sandra Pianalto, satisfy the criteria for an independent audit committee financial expert. The Board adopted a resolution at its April 2018 meeting designating each of Ms. Dindo, Mr. Henderson, and Ms. Pianalto as an “audit committee financial expert,” within the meaning of Regulation S-K.

The Audit Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Audit Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes its charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. A more detailed report of the Audit Committee is set forth below under the “Report of the Audit Committee” section of this proxy statement.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee Members

The Audit Committee is composed of three independent Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that all of our Audit Committee members, Mr. Henderson, Ms. Dindo, and Ms. Pianalto, satisfy the financial expertise requirements of the NYSE and have the requisite experience to be designated an audit committee financial expert as that term is defined by the rules of the SEC.

Roles and Responsibilities

The Audit Committee operates under a written charter adopted by the Audit Committee and approved by the Board. The charter was most recently amended in April 2018. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our shareholders, the Independent Auditors, Ernst & Young LLP, and our internal auditors. Our management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting policies and practices, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Auditors are responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (“PCAOB”).

Required Disclosures and Discussions

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management and the Independent Auditors the financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018. The Audit Committee also reviewed with the Independent Auditors their judgments as to the Company’s internal controls over financial reporting and the quality and acceptability of our accounting policies, management judgments, and accounting estimates. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required to be discussed under Auditing Standards promulgated by the PCAOB. The Independent Auditors have provided the Audit Committee with the written disclosures required by the PCAOB standards regarding communications with the Audit Committee concerning independence and has discussed those disclosures with the Independent Auditors. The Audit Committee also considered the compatibility of non-audit services with the Independent Auditors’ independence.

Committee Recommendation to Include Financial Statements in Annual Report

The Audit Committee discussed with our internal auditors and Independent Auditors the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and Independent Auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

AUDIT COMMITTEE

Jay L. Henderson, Chair

Kathryn W. Dindo

Sandra Pianalto

32	The J. M. Smucker Company 2018 Proxy Statement

SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out of pocket expenses, paid to the Independent Auditors for the fiscal years ended April 30, 2018 and April 30, 2017:

	2018 Fees (in thousands)	2017 Fees (in thousands)	Description
Audit Fees	$3,676	$3,924

Audit fees primarily relate to (i) the audit of our consolidated financial statements as of and for the fiscal years ended April 30, 2018 and April 30, 2017; (ii) statutory audits of certain international subsidiaries; (iii) the audit of the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iv) the reviews of our unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2018 and 2017. The decrease in audit fees in fiscal year 2018 is primarily due to the work required in fiscal year 2017 in connection with various internal control over financial reporting activities undertaken by management. These procedures did not recur in fiscal year 2018.

Audit-Related Fees	$193	$155

Fees for services that are related to the performance of the audit or review of financial statements and are not included in “Audit Fees,” including financial reporting advisory services, acquisition-related due diligence, audits of certain employee benefit plans, subscription to on-line research services, and other attest services.

Tax Fees	$1,110	$3,223

Tax fees are primarily for tax work in connection with strategic transactions and for tax compliance, preparation, and planning services. The decrease in tax fees in fiscal year 2018 is primarily due to a reduced amount of tax work for strategic transactions during such fiscal year.

All Other Fees	$423	—	Fees for services that are not included in the above categories. The fees for fiscal year 2018 were primarily for strategic transactions.
TOTAL	$5,402	$7,302

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.

Should it be necessary to engage the Independent Auditors for additional, permitted services between scheduled Audit Committee meetings, the Chair of the Audit Committee has been delegated the authority to approve up to $250,000 for additional services for a specific engagement. The Chair of the Audit Committee then reports such pre-approval at the next meeting for ratification by the Audit Committee. The approval policies and procedures of the Audit Committee do not include delegation of the Audit Committee’s responsibility to our management.

All of the services described above were approved by the Audit Committee, or the Chair of the Audit Committee, before the Independent Auditors were engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

The J. M. Smucker Company 2018 Proxy Statement	33

INDEPENDENT AUDITOR REVIEW AND APPOINTMENT PROCESS

The Audit Committee has the primary responsibility for the appointment, compensation, and oversight of the Independent Auditors and the approval and ratification of the lead audit partner selected by the Independent Auditors. The Audit Committee evaluates the performance of the Independent Auditors, including the senior audit engagement team members, each year and determines whether to re-engage the current Independent Auditors or consider other audit firms. This year, the Audit Committee implemented a formal written evaluation process to evaluate the performance of the current Independent Auditors. The evaluation includes, among other things:

A review of the audit planning process, the overall audit scope and plans, and the results of internal and external audit examinations;

The experience, knowledge, capabilities, technical expertise, and skills of the firm, engagement partner, and audit team and the quality and efficiency of the audit services provided;

The communications, interaction, and accessibility of the engagement partner and audit team with the Audit Committee and the Chair of the Audit Committee;

The independence, objectivity, integrity, and professional skepticism of the firm, engagement partner, and audit team;

The development and management of the audit budget and audit fees paid; and

Other questions related to the independence of the Independent Auditors and the ability of the Independent Auditors to remain independent.

Based on these evaluations, the Audit Committee decided that it was in the best interest of the Company and its shareholders to engage Ernst & Young LLP as our Independent Auditors for fiscal year 2019. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee has continued its long-standing practice of recommending that the Board ask our shareholders to ratify the appointment of the Independent Auditors at our annual meeting of shareholders.

BENEFITS OF A LONG-TENURED AUDITOR

The Audit Committee considered the tenure of the Independent Auditor and determined that a number of benefits of a long-tenured auditor exist, including:

Through more than 60 years of experience with the Company, the Independent Auditors have gained a deep understanding of the Company and its businesses, the industry in which it operates, accounting policies and practices, internal controls over financial reporting, and risks;

Efficiencies have been gained in the audit process, resulting in an efficient fee structure that is competitive with our peer companies; and

Appointing a new auditor would require a significant amount of management’s time for onboarding activities.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Code of Conduct has established procedures for receiving confidential, anonymous complaints by employees and from third parties regarding accounting, internal accounting controls, or auditing matters. The Senior Vice President, General Counsel and Secretary and Director, Internal Audit advise the Audit Committee regarding any reports or investigations related to accounting, internal accounting controls, or auditing matters. The Code of Conduct is posted on our website at www.jmsmucker.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

34	The J. M. Smucker Company 2018 Proxy Statement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2 on the proxy card)

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent external auditor for the fiscal year ending April 30, 2019. Ernst & Young LLP has served as our independent external auditor continuously since fiscal year 1955. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent external auditor is in the best interests of our shareholders. The Audit Committee has requested that our shareholders ratify this decision.

A representative of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of our financial statements for the fiscal year ended April 30, 2018.

Although shareholder ratification is not required under the laws of the State of Ohio, we are submitting the appointment of Ernst & Young LLP to our shareholders for ratification at the annual meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

The J. M. Smucker Company 2018 Proxy Statement	35

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

(Proposal 3 on the proxy card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC under Section 14A of the Securities Exchange Act of 1934, as amended. In 2017, our shareholders voted to conduct this advisory vote on an annual basis until at least 2023.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of the Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the creation of long-term shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on us, the Board, or the Compensation Committee. To the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders.

At our 2017 annual meeting, our executive compensation program received approval from approximately 93% of the votes cast on such proposal. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, our executive compensation. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, we have determined that such ten-votes-per-share provisions will not apply to this proposal.

Accordingly, we ask our shareholders to vote on the following resolution at our annual meeting:

“RESOLVED, that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in our proxy statement for the 2018 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2018 Summary Compensation Table, and the other related tables and disclosures.”

KEY COMPENSATION PRACTICES

✓Performance-based pay makes up 67% - 83% of Named Executive Officer’s compensation

✓Varied metrics for short-term and long-term incentive awards

✓Officer stock ownership policy with significant stock ownership by all Named Executive Officers

✓Compensation practices do not encourage excessive risk taking

✓Compensation consultant only provides services to Compensation Committee

✓Use of tally sheets to approve Named Executive Officer’s compensation

✓Four-year stock retention period despite attaining age and service requirements

✓No tax gross-ups policy

✓Clawback policy

✓No hedging and no pledging policies

The Board unanimously recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

36	The J. M. Smucker Company 2018 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee regularly reviews our compensation philosophy and objectives. The Compensation Committee is also responsible for reviewing and approving compensation for our executive officers on an annual basis. A description of the Compensation Committee’s responsibilities is set forth in detail in its charter, which is posted on our website at www.jmsmucker.com.

Set forth below is a detailed discussion of our compensation program for our executive officers organized as follows:

I.	Executive Summary	Page — 37
II.	Components of Our Compensation Program for Executive Officers	Page — 42
III.	Role of Our Outside Compensation Consultant	Page — 42
IV.	Determination of Compensation for Executive Officers	Page — 43
V.	What Our Short-Term Incentive Compensation Program is Designed to Reward and How it Works	Page — 46
VI.	What Our Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works	Page — 48
VII.	Health Benefits	Page — 51
VIII.	Pension and Retirement Plans, the Non-Qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan	Page — 51
IX.	Other Benefits Executive Officers Receive	Page — 53
X.	Description of Agreements with Executive Officers	Page — 53
XI.	Tax and Accounting Considerations	Page — 54
XII.	Compensation-Related Risk Assessment	Page — 55

I.    Executive Summary

We manage our business with the long-term objective of providing value to all of our constituents — namely, consumers, customers, employees, suppliers, communities in which we have a presence, and shareholders. Our compensation philosophy is that compensation for all employees, including our executive officers, should be:

performance-based;

fair and equitable when viewed both internally and externally; and

competitive in order to attract, reward, and retain the best qualified individuals.

We have designed our compensation programs to reflect each of these characteristics. The performance-based incentives (comprised of corporate performance, and in some cases, individual performance and strategic business area performance) seek to reward both short-term and long-term results and to align the interests of our executive officers and other participants with the interests of our shareholders. Our executive officers receive a compensation package that primarily consists of an annual base salary, short-term incentive awards, and long-term incentive awards.

The Compensation Committee sets performance targets for participants, including executive officers, in June of each year for the fiscal year commencing the prior May 1st. We believe that the performance targets established by the Compensation Committee, based primarily on adjusted earnings per share and free cash flow and, in some cases, strategic business area performance, require participants, including executive officers, to perform at a high level. During the five-year period from fiscal year 2014 through fiscal year 2018, our annual compounded growth rate in adjusted earnings per share (excluding the impacts described on the following page) was approximately 6%, with a total shareholder return of approximately 12%. In addition, we increased our dividend rate payable to shareholders every year during this period.

The J. M. Smucker Company 2018 Proxy Statement	37

EXECUTIVE COMPENSATION

Fiscal Year 2018 Financial Performance

The chart below summarizes our key financial results for fiscal year 2018 compared to fiscal year 2017.

	Fiscal 2018	Fiscal 2017	Change (%)
Net Sales (in millions)	$7,357.1	$7,392.3	-%
Adjusted Earnings Per Share (as modified)*	$7.76	$7.72	1%
Free Cash Flow (in millions)*	$896.1	$866.6	3%
Fiscal Year End Stock Price	$114.08	$126.72	(10%)

*

In addition to certain items affecting comparability (i.e., merger and integration and restructuring costs and unallocated gains and losses on commodity and foreign currency exchange derivatives), as well as amortization expense and impairment charges, we expanded our adjusted earnings per share measure for fiscal year 2018 to also exclude certain one-time tax adjustments. These adjustments include the provisional effect of the one-time items associated with U.S. tax reform legislation enacted in December 2017, which includes certain adjustments related to the U.S. deferred tax assets and liabilities remeasurement and the transition tax. Also included in these one-time tax adjustments is the additional income tax expense related to the goodwill impairment charge that was recorded during fiscal year 2018. Adjusted earnings per share reflects the benefit of a lower blended U.S. statutory tax rate on fiscal year 2018 earnings as a result of U.S. tax reform legislation; therefore, adjusted earnings per share was further modified to partially exclude the unplanned earnings benefit resulting from the lower effective tax rate for fiscal year 2018. The Compensation Committee used adjusted earnings per share (as modified) to evaluate our fiscal year 2018 performance in relation to our adjusted earnings per share goal for the fiscal year. Generally, adjusted earnings per share is calculated as defined for incentive compensation purposes, but, as permitted by the plan, may be modified to exclude other items as determined by the Compensation Committee. For a reconciliation of adjusted earnings per share (as modified) to GAAP net income, see Appendix A. For a description of how we calculate adjusted earnings per share and free cash flow, including a further discussion on U.S. tax reform legislation, see Management’s Discussion and Analysis in our Annual Report to Shareholders, which can be found on our website at www.jmsmucker.com/investor-relations.

Our fiscal year 2018 performance was one of the key factors in the compensation decisions for the fiscal year, as more specifically discussed below.

Elements of Executive Officers’ Compensation for Fiscal Year 2018

Annual Base Salary

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to each executive officer are designed to fall within an established range based on market practice. Actual pay reflects the experience of the executive officer, his or her performance, and the scope of his or her responsibility.

Short-Term Incentive Awards (Cash-Based)

Our short-term, performance-based incentive compensation program is cash-based and is designed to reward key employees, including executive officers, for their contributions to the Company based on clear, measurable criteria. The Compensation Committee evaluates the following criteria and information when approving the short-term incentive awards for executive officers:

our performance in relation to our adjusted earnings per share goal for the fiscal year;

in general, if an executive officer has responsibilities that include oversight of a strategic business area, a significant percentage of this short-term incentive award is tied to that strategic business area’s performance in relation to its annual segment profit goal; and

an executive officer’s achievement of established objectives.

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EXECUTIVE COMPENSATION

The Compensation Committee reviews attainment of relevant profit goals for these areas each year. Short-term incentive awards can range from 0% of the target award amount if we fail to achieve at least 80% of our adjusted earnings per share goal, to a maximum of 200% of the target award amount if we achieve or exceed 110% of our adjusted earnings per share goal. Executive officers’ target short-term incentive awards range from 35% to 115% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2018, the Compensation Committee approved the target corporate adjusted earnings per share goal of $7.95, and we achieved adjusted earnings per share (as modified) of $7.76, representing 98% of the target amount. As a result of exceeding the adjusted earnings per share threshold but not the target, the corporate performance portion of the awards was paid at 90% of the target award for all participants.

Short-Term Award Snapshot (Cash-Based)

Long-Term Incentive Awards (Stock-Based)

Our long-term, performance-based compensation is stock-based and is designed to align the interests of management with the interests of our shareholders. Actual long-term incentive awards are based 75% on our annual performance target for adjusted earnings per share and 25% on our annual performance target for free cash flow, as established by the Compensation Committee the previous June, and can range from 0% of the restricted shares target award amount if we fail to achieve 80% of our adjusted earnings per share goal, to a maximum of 150% of the restricted shares target award amount if we achieve or exceed 120% of our adjusted earnings per share and free cash flow goals. For fiscal year 2018, the Compensation Committee approved the target corporate adjusted earnings per share goal of $7.95 and the target corporate free cash flow goal of $775 million. Our executive officers’ long-term incentive award targets for fiscal year 2018 range from 40% to 400% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2018, we achieved 98% of our adjusted earnings per share goal and 116% of our free cash flow goal, resulting in long-term incentive awards of 106.25% of the target.

Long-Term Award Snapshot (Stock-Based)

The J. M. Smucker Company 2018 Proxy Statement	39

Fiscal 2018 Failure to meet at least 80% of target adjusted earnings per share 0% of award paid 98% of target adjusted earnings per share Actual target Target amount paid amount Fiscal 2018 Failure to meet at least 80% of target adjusted earnings per share 0% of award paid 98% of target adjusted earnings per share and 116% of target free cash flow achieved Actual target amount paid Target amount

EXECUTIVE COMPENSATION

Target Pay Mix Summary

40	The J. M. Smucker Company 2018 Proxy Statement

Target Pay Mix - CEO Base Salary Short-Term Incentives Long-Term Incentives Target Pay Mix - Other NEOs Base Salary Short-Term Incentives Long-Term Incentives

EXECUTIVE COMPENSATION

Significant Compensation Practices and Recent Modifications

Our compensation programs, practices, and policies are reviewed and reevaluated on an ongoing basis. We modify our compensation programs to address evolving best practices and changing regulatory requirements. Listed below are some of our more significant practices and recent modifications.

Practices	Recent Modifications
Performance-Based Pay

As discussed above, we abide by a strong pay for performance philosophy. For fiscal year 2018, 67% to 83% of the target principal compensation components for the Named Executive Officers were variable and tied to financial performance.

No Tax Gross-Ups Policy	In April 2012, we adopted a Payment of Tax Gross-Ups Policy that prohibits tax gross-up payments to our executive officers.
Significant Stock Ownership

All of the Named Executive Officers significantly exceed the minimum stock ownership guidelines, thereby strongly aligning each Named Executive Officer’s long-term interests with our shareholders. The minimum stock ownership requirement for our Executive Chairman and Chief Executive Officer is a multiple of six times their annual base salaries. Our other executive officers must own stock with a value of at least two times their annual base salaries.

Clawback Policy

In April 2012, we adopted a Clawback of Incentive Compensation Policy that allows us to recoup incentive-based compensation from our current or former executive officers under certain circumstances. Pursuant to the policy, we may demand repayment of any incentive-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws.

Compensation Risk Assessment

With oversight from Semler Brossy, our independent compensation consultant, we conducted a compensation risk assessment and concluded that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Independent Compensation Committee	Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and our director independence standards.
Outside Compensation Consultant	The Compensation Committee utilizes the services of Semler Brossy, an independent compensation consultant, which performs services solely in support of the Compensation Committee.
No Hedging Policy	We have a “no hedging” policy that prohibits Directors, executive officers, and employees from engaging in hedging transactions in our common shares or from purchasing our common shares “on margin.”
No Pledging Policy	We have a “no pledging” policy that prohibits Directors, executive officers, and employees from pledging any common shares as collateral for a margin loan or otherwise.
Use of Tally Sheets	The Compensation Committee annually reviews a tally sheet for each Named Executive Officer to inform total compensation decisions.
Four-Year Retention Period Despite Attaining Age and Service Requirements

Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. This four-year retention period continues regardless of retirement.

New Short-Term Incentive Award Performance Metric

Beginning with awards made in June 2019 for fiscal year 2019 performance, Cash Incentive Awards will be based on the achievement of our annual performance target for adjusted operating income, in replacement of the current performance target of adjusted earnings per share, and no Cash Incentive Awards will be made if we do not achieve at least 80% of our adjusted operating income target.

The J. M. Smucker Company 2018 Proxy Statement	41

EXECUTIVE COMPENSATION

2017 Say-on-Pay Advisory Vote Outcome

At our 2017 annual meeting, our executive compensation program received approval from approximately 93% of the votes cast on such proposal. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies. This shareholder vote was one of many factors contributing to the Compensation Committee’s decision to refrain from making significant changes to our compensation mix, peer group, target levels, performance metrics, or other compensation policies. The Compensation Committee will continue to consider results from future shareholder advisory votes, which will continue to be held annually unless shareholders select a different frequency of future votes on executive compensation, in its ongoing evaluation of our executive compensation programs and practices.

II.    Components of Our Compensation Program for Executive Officers

Our executive officers receive a compensation package which consists of the following components:

Components	Description
Cash

•  annual base salary;

•  annual holiday bonus equal to 2% of annual base salary, which is provided to all of our salaried and hourly non-represented employees; and

•  short-term incentive compensation program, in the form of a potential annual cash award (“Cash Incentive Award”), which provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus.

Equity

•  our long-term incentive compensation program, in the form of a potential annual grant of restricted shares, restricted stock units, or performance units (“Restricted Stock Award”), provides participants the opportunity, subject to meeting specified goals, to earn a grant of shares of Company stock, which generally vests at the end of a four-year period from the date of grant; and

•  periodically, and under very particular circumstances, executives are granted additional equity awards in the form of performance or time-based options or restricted shares.

Health and Retirement Benefits

•  participation in health and welfare plans upon substantially the same terms as available to most of our other salaried employees;

•  participation in retirement plans (such as a 401(k) plan and defined benefit pension plan) upon substantially the same terms as available to most of our other salaried employees;

•  participation in one of three executive retirement plans, two of which have been closed to new participants (one of which was closed to current participants on December 31, 2017); and

•  periodic physical examinations upon the same terms as available to all of our employees at or above the functional vice president level.

Other Benefits

•  the right for executive officers to defer part of their salary or cash bonus under a non-qualified, voluntary, deferred compensation plan; and

•  selected perquisites for certain executive officers, such as use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), financial and tax planning assistance, tickets to entertainment events, and select reimbursement for club dues and expenses.

III.    Role of Our Outside Compensation Consultant

Pursuant to the Compensation Committee charter, the Compensation Committee has the sole authority to (i) engage compensation consultants to assist in the evaluation of non-employee Director and executive officer compensation, (ii) set the fees and other retention terms of such compensation consultants, and (iii) assess the independence of such compensation consultants. Such consultants report directly to the Compensation Committee and do not perform any services directly on behalf of our management team.

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EXECUTIVE COMPENSATION

Before selecting a compensation consultant, the Compensation Committee takes into account all factors relevant to assessing such compensation consultant’s independence, including the following six factors:

the provision of other services to the Company by the compensation consultant’s employer;

the amount of fees received from the Company by the compensation consultant’s employer, as a percentage of total revenues of the employer;

the policies and procedures of the compensation consultant’s employer that are designed to prevent conflicts of interest;

any business or personal relationship of the compensation consultant with a member of the Compensation Committee;

any stock of the Company owned by the compensation consultant; and

any business or personal relationship of the compensation consultant or the compensation consultant’s employer with one of our executive officers.

The Compensation Committee has retained Semler Brossy as an outside consultant to assist, as directed, in the fulfillment of various aspects of its charter. Semler Brossy reports directly to the Compensation Committee and participates in executive sessions with the Compensation Committee, without members of our management present. Our Executive Chairman, Chief Executive Officer, Senior Vice President, Human Resources and Corporate Communications, and Senior Vice President, General Counsel and Secretary also attend the non-executive session portions of the Compensation Committee meetings.

In accordance with its corporate governance model, the Compensation Committee makes all decisions concerning compensation and benefits for our executive officers, and the Compensation Committee relies on Semler Brossy for advice, data, and market information regarding executive officer and director compensation.

During fiscal year 2018, Semler Brossy attended all Compensation Committee meetings, either in person or by telephone, and assisted the Compensation Committee with:

providing updates on relevant trends and developments in executive officer and director compensation;

assessing our peer group and the competitiveness of pay levels and practices;

evaluating programs and recommendations put forth by management against the Compensation Committee’s stated rewards objectives;

reviewing the compensation of non-employee Directors;

reviewing information to be included in the compensation sections of our proxy statement; and

reviewing our risk assessment of all of our compensation plans.

The Compensation Committee authorized Semler Brossy staff members working on the Compensation Committee’s behalf to interact with our management, as needed, to obtain or confirm information for presentation to the Compensation Committee. Semler Brossy has never performed any additional services for the Company other than the types of services mentioned herein.

IV.    Determination of Compensation for Executive Officers

We believe that the compensation paid to our executive officers must be fair, equitable, and competitive enough to attract and retain qualified individuals. We also believe that there are certain non-financial, intangible elements of the overall compensation program that provide a positive work environment and provide value for our employees.

Compensation Market Assessment

In an effort to provide competitive, fair, and equitable compensation, target compensation opportunities for our executive officers are evaluated annually based on a compensation market assessment. To inform its decisions regarding establishing target compensation opportunities for our executive officers for fiscal years 2018 and 2019, the Compensation Committee used market data for hundreds of general industry companies that participated in two major

The J. M. Smucker Company 2018 Proxy Statement	43

EXECUTIVE COMPENSATION

executive compensation surveys. The two survey databases used included the Willis Towers Watson 2016 and 2017 U.S. CDB General Industry Executive Database (the “Towers Survey”) and the AON Hewitt U.S. Total Compensation Measurement 2016 and 2017 Executive Survey (the “Hewitt Survey” and, together with the Towers Survey, the “Compensation Study”). The information for all companies reporting data for a specific job from the Compensation Study was used when the Compensation Committee reviewed compensation. This data was then size-adjusted using regression analysis to reflect our annual revenues and, where appropriate, the size of a specific business area. The Compensation Study also included publicly available proxy data compiled by Semler Brossy for the following peer group:

Campbell Soup Company	The Hershey Company
Church & Dwight Co., Inc.	Hormel Foods Corporation
The Clorox Company	Ingredion Incorporated
Colgate-Palmolive Company	Kellogg Company
Conagra Brands, Inc.	The Kraft Heinz Company
Dean Foods Company	McCormick & Company, Incorporated
Dr. Pepper Snapple Group, Inc.	Pinnacle Foods Inc.
Flowers Foods, Inc.	Post Holdings, Inc.
General Mills, Inc.	Spectrum Brands Holdings, Inc.

The peer group was selected by the Compensation Committee, with the assistance of Semler Brossy, using the following criteria:

U.S. companies in the same or similar line of business;

companies that are within a reasonable size range in revenue, operating income, assets, equity, and market capitalization;

companies that compete for the same customers with similar products, have comparable financial characteristics that investors view similarly, and may be subject to similar external factors; and

assessing each remaining company’s primary businesses and important key characteristics for relevancy and comparability.

As a result of the acquisitions of The WhiteWave Foods Company and Mead Johnson Nutrition Company by other companies, the Compensation Committee approved the removal of those two companies from the peer group and the addition of Pinnacle Foods Inc. and Post Holdings, Inc. for the Compensation Study conducted during fiscal year 2018.

The Compensation Committee targets all compensation relative to a range around the 50th percentile of the competitive market data for the applicable fiscal year discussed above (the “Target Range”). We used the Target Range, plus or minus 20% of the midpoint, for assessing the pay for each salaried employee, including the Named Executive Officers, for fiscal year 2018. The Compensation Study indicated that for fiscal year 2018, total compensation for each of the Named Executive Officers was within the Target Range (except for Mark T. Smucker, who fell slightly below the Target Range), and the mix of compensation was in line with the market. In addition, in the Compensation Committee’s latest competitive review, long-term incentive targets were found to be below the target market range for many of the executive officers.

When approving compensation for executive officers, the Compensation Committee also considers:

support of our Basic Beliefs and culture;

individual performance, including financial and operating results as compared to our corporate and strategic business areas’ financial plan and to prior year results, as well as achievement of personal development objectives;

our overall performance, including sales and earnings results;

implementation of our strategy;

implementation of sound management practices; and

the role of appropriate succession planning in key positions.

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EXECUTIVE COMPENSATION

Base Salary and Compensation Determination

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to each executive officer are designed to fall within an established range based on market practice. Actual base salary reflects the experience of the executive officer and the scope of his or her responsibility.

It is the normal practice that each April, the Compensation Committee requests that management submit compensation recommendations for executive officers, other than for the Executive Chairman and the Chief Executive Officer, using all of the considerations outlined above. These recommendations generally result in salary increases for the executive officers that are aligned with our salary increase budget for other salaried employees. The Compensation Committee reviews all of the above considerations with no single factor necessarily weighted more heavily than another.

In setting and approving compensation for the Executive Chairman and the Chief Executive Officer, the Compensation Committee holds the Executive Chairman and the Chief Executive Officer responsible for ensuring that each of the objectives set forth above are achieved and each is assessed in their respective roles in regard to:

setting the tone for corporate responsibility by adhering to our Basic Beliefs;

managing the business, over the long term, to serve all of our constituents, namely consumers, customers, employees, suppliers, communities in which we work, and our shareholders;

designing and implementing our long-term strategy;

developing appropriate succession planning for key executive officer positions; and

with respect to the Chief Executive Officer, delivering positive financial and operational results, including earnings results, as reflected in our financial plan.

The J. M. Smucker Company 2018 Proxy Statement	45

Positions for all salaried employees, including the executive officers, are assigned to salary grades with corresponding salary ranges. Decisions regarding salary grades (as well as target Cash Incentive Award opportunities and Restricted Stock Award opportunities as a percentage of base salary) are generally made every two years. The Compensation Committee reviews the competitive market data discussed above and each executive officer’s specific role, responsibilities, experience, and performance. The Compensation Committee also considers internal pay equity among the members of the executive officer group, considering such factors as experience, leadership responsiblity within the executive officer group, and roles and responsibilities within the Company, including the size of the business group managed by the executive officer. Internal equity considerations result in both higher and lower competitive positioning against the market median data.

EXECUTIVE COMPENSATION

At the Compensation Committee’s June 2018 meeting, the Compensation Committee considered these factors when determining the base salary, Cash Incentive Award target, and Restricted Stock Award target for the Executive Chairman and the Chief Executive Officer. The Compensation Committee determined that the fiscal year 2019 salary for Mark T. Smucker would be $975,000, a 3.7% increase over his fiscal year 2018 salary, and that the fiscal year 2019 salary for Richard K. Smucker would be $750,000, which is the same as his fiscal year 2018 salary.

V.    What Our Short-Term Incentive Compensation Program Is Designed to Reward and How It Works

Our short-term, performance-based incentive compensation program is cash-based and is designed to reward key employees, including executive officers, for their contributions to the Company based on clear, measurable criteria.

After the end of each fiscal year, the Compensation Committee reviews management’s recommendations for Cash Incentive Awards for executive officers (other than for the Executive Chairman and the Chief Executive Officer for whom management makes no recommendation). The Compensation Committee evaluates the following criteria and information in approving Cash Incentive Awards for executive officers:

our performance in relation to our adjusted earnings per share goal for the fiscal year, a goal that is also approved by the Compensation Committee in June of each year for the fiscal year commencing the prior May 1st. The adjusted earnings per share goal is calculated excluding the impact of restructuring and merger and integration charges and unallocated derivative gains and losses, and, according to the plan, may exclude other items as determined by the Compensation Committee. The determination of our performance, excluding these charges, is consistent with the way management and the Board evaluates our business;

in general, if an executive officer has responsibility for a specific strategic business area, a percentage of the Cash Incentive Award is tied to that strategic business area’s performance in relation to its annual profit goal and the Compensation Committee reviews attainment of relevant profit goals for those areas each year; and

awards to each executive officer for the prior three years, as well as base salary for the fiscal year just ended and target award information for each executive officer.

Target awards for executive officers under the short-term incentive compensation program are also approved by the Compensation Committee and are represented as a percentage of each executive officer’s base salary. The target award percentage for each executive officer is reviewed regularly by the Compensation Committee with input from Semler Brossy. Executive officers’ target awards ranged from 35% to 115% of base salary depending on the responsibilities and experience of the executive officer. For fiscal year 2018, the most an executive officer was eligible to receive in such fiscal year was twice the target award (i.e., between 70% and 230% of base salary).

Participants in the short-term incentive compensation program receive a percentage of their target award based on our performance as shown in the following table. No awards are made unless we first achieve at least 80% of our adjusted earnings per share goal.

Ranges	Performance Level Achieved	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	110%	200%

In the event performance is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the award that is earned by mathematical interpolation: (i) for each increase of 1% above the threshold performance level but below 90% of the target performance level, the percentage of the target award earned increases by 2.5%; (ii) for each increase of 1% above 90% of the target performance level but below the target performance level, the percentage of the target award earned increases by 5%; and (iii) for each increase of 1% above the target performance level and up to the maximum performance level, the percentage of target award earned increases by 10%.

46	The J. M. Smucker Company 2018 Proxy Statement

EXECUTIVE COMPENSATION

For the Named Executive Officers, the target award is tied solely to the corporate performance target or a combination of the strategic business area and the corporate performance targets. If a Named Executive Officer manages or has significant influence over a strategic business area, 50% of the target award is generally tied to the performance of the strategic business area. In other words, individual performance is not a factor in determining Cash Incentive Awards for the Named Executive Officers. The Compensation Committee, however, does have discretion to reduce a Named Executive Officer’s award, and did reduce the award for Steven Oakland in fiscal year 2018.

A chart illustrating this allocation is as follows:

	Weighting of Target Award for Named Executive Officers
Performance Categories	Corporate Participants	Strategic Business Area Participants
Corporate Performance	100%	50%
Individual Performance	0%	0%
Strategic Business Area Performance	0%	50%
Total	100%	100%

For fiscal year 2018, all of the executive officers included in the “Summary Compensation Table” were participants in the short-term incentive compensation program, and the weighting of the target award for each Named Executive Officer is set forth in the table below:

Short-Term Incentive Compensation Program

Weighting of Target Award for Named Executive Officers for

Fiscal Year 2018

	Weighting of Target Award
Executive Officer	Corporate Performance	Strategic Business Area Performance
Mark T. Smucker	100%	0%
Mark R. Belgya	100%	0%
Richard K. Smucker	100%	0%
Steven Oakland	100%	0%
Barry C. Dunaway	50%	50%
Jeannette L. Knudsen	100%	0%

Set forth below is an example of the calculation of a Cash Incentive Award for a corporate participant:

Example:    An executive officer with corporate responsibilities, an annual base salary of $200,000, and a Cash Incentive Award target award of 50% of base salary would receive the following Cash Incentive Award based on achievement of target performance for all categories as shown below:

Ranges	Performance Level Achieved	Percentage of Target Award Earned	Cash Incentive Award Earned
Below Threshold	< 80%	0%	$0
Threshold	80%	25%	$25,000
Target	100%	100%	$100,000
Maximum	110%	200%	$200,000

Specifically, with respect to fiscal year 2018, the Compensation Committee approved the target corporate-adjusted earnings per share goal of $7.95. In order to receive 100% of the target opportunity under the corporate component of the short-term incentive compensation program, we had to achieve adjusted earnings per share of $7.95, representing

The J. M. Smucker Company 2018 Proxy Statement	47

EXECUTIVE COMPENSATION

approximately 3% growth over the prior year. For fiscal year 2018, we achieved adjusted earnings per share (as modified) of $7.76, representing 98% of the target amount. As a result of exceeding the adjusted earnings per share threshold but not the target, the corporate performance portion of the awards was paid at 90% of the target award for all participants. The short-term incentive compensation program corporate performance goals for fiscal year 2018 were as shown in the following table:

Short-Term Incentive Compensation Program

Corporate Performance Goals for

Fiscal Year 2018

Ranges	Performance Level Achieved (Adjusted Earnings per Share)	Percentage of Cash Incentive Award Opportunity Earned
Below Threshold	Below $6.36 (80% of target)	0%
Threshold	$6.36 (80% of target)	25%
Target	$7.95 (target)	100%
Maximum	$8.75 (110% target)	200%

We believe that the performance targets established by the Compensation Committee for fiscal year 2018 required participants, including executive officers, to perform at a high level in order to achieve the target performance levels. During the five-year period from fiscal year 2014 through fiscal year 2018, we achieved performance in excess of the target level two times (and did not achieve the maximum performance level either of such times) and failed to achieve the target performance level three times. During the same time period, our annual compounded growth rate in adjusted earnings per share was approximately 6%, with a total shareholder return of approximately 12%. Generally, the Compensation Committee sets the minimum, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

Beginning with awards made in June 2019 for fiscal year 2019 performance, Cash Incentive Awards will be based on the achievement of our annual performance target for adjusted operating income, as established by the Compensation Committee the previous June, and can range from 0% of the target award amount if we fail to achieve 80% of our adjusted operating income goal, to a maximum of 200% of the target award amount if we achieve or exceed 110% of our adjusted operating income goal.

VI.	What Our Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) Is Designed to Reward and How It Works

Our long-term, performance-based compensation is stock-based and designed to align the interests of management with the interests of our shareholders.

48	The J. M. Smucker Company 2018 Proxy Statement

Goals of Our Long-Term Incentive Compensation Program To encourage executive officers and key managers to focus on our long-term performance To provide an opportunity for executive officers and key managers to increase stock ownership in the Company To create opportunities for participants to share in the growth of the Company over the long term To act as a retention tool for executive officers and key managers

EXECUTIVE COMPENSATION

Restricted Stock Awards are currently issued under the 2010 Plan. We grant restricted stock units (in lieu of restricted shares) to certain participants who reside outside of the United States in order to comply with local laws and to provide favorable tax treatment to foreign recipients. None of the Named Executive Officers receive restricted stock units. Discussion in this “Compensation Discussion and Analysis” relating to restricted shares also applies to the limited awards of restricted stock units granted to participants residing outside of the United States. The long-term incentive compensation program is generally a five-year program, with a one-year performance period followed by a four-year vesting period. In general, Restricted Stock Awards vest at the end of four years and, in certain limited circumstances, some or all shares will vest immediately upon a job or position elimination or upon a change of control. Restricted Stock Awards that have not yet vested are forfeited in the event that an employee voluntarily leaves employment with the Company.

The essential features of the Restricted Stock Awards are as follows:

subject to Compensation Committee approval for executive officers and authorized executive officer approval for other participants, grants of Restricted Stock Awards are generally made each June provided the Company meets or exceeds the threshold performance goal for the prior fiscal year;

the number of restricted shares awarded in respect of the Restricted Stock Awards is based 75% on our adjusted earnings per share performance and 25% on our free cash flow performance as established by the Compensation Committee the previous June;

target opportunities for Restricted Stock Awards (i.e., the amount of restricted shares a participant is eligible to receive) are computed based on a participant’s base salary level at the end of the fiscal year in which the Restricted Stock Award is being measured, and these targets are communicated to participants at the beginning of each fiscal year;

Restricted Stock Awards generally vest 100% at the end of the four-year period following the grant date so long as a participant remains an employee of the Company. Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. This retention period continues regardless of retirement;

unvested Restricted Stock Awards are forfeited upon an employee’s voluntary departure from the Company; and

actual Restricted Stock Awards range from 0% of the restricted shares target award amount if we fail to achieve 80% of our adjusted earnings per share goal, to a maximum of 150% of the restricted shares target award amount if we achieve or exceed 120% of our goals as shown in the table below. In the event performance is between the ranges set forth below, the Compensation Committee determines the percentage of the Restricted Stock Award that is earned by mathematical linear interpolation: for each increase of 1% above the threshold performance level up to the maximum performance level, the percentage of target award increases by 2.5%.

Ranges	Achievement of Target Performance*	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Maximum	120%	150%

*

Based 75% on the achievement of our annual performance target for adjusted earnings per share and 25% on the achievement of our annual performance target for free cash flow, although Restricted Stock Awards are only granted if we achieve at least 80% of our adjusted earnings per share target.

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EXECUTIVE COMPENSATION

In order to receive a Restricted Stock Award, participants must be employed by the Company at the time of the grant. In order to qualify the Restricted Stock Awards made to executive officers as performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

Following the end of fiscal year 2018, the Compensation Committee determined the number of performance units that were earned by the Named Executive Officers. Specifically, with respect to fiscal year 2018, we achieved 98% of our adjusted earnings per share goal and 116% of our corporate free cash flow goal, resulting in a Restricted Stock Award of 106.25% of the fiscal year 2018 performance unit award target. The performance units were paid in the form of restricted shares out of the 2010 Plan. The performance units, each worth $1.00, were converted to a number of restricted shares based on the average closing stock price for the final five trading days of fiscal year 2018 and the first five trading days of fiscal year 2019. The restricted shares earned were delivered to the Named Executive Officers pursuant to the same terms as the restricted shares granted to the other participants in the long-term incentive compensation program and are subject to a four-year vesting period. However, as with other participants, once any of the Named Executive Officers reaches the age of 60 and has a minimum of 10 years of service with the Company, his or her restricted shares will vest immediately, with 50% of such restricted shares available for settlement of taxes due and the remainder subject to a four-year retention period. Based on age and length of service, the restricted shares granted to Richard K. Smucker vested upon grant, with 50% of such shares available for settlement of taxes due and the remainder subject to the four-year retention period. This retention period continues into retirement.

Performance-based non-statutory stock options were awarded on March 19, 2015, and approved by the Compensation Committee for certain eligible participants, including the Named Executive Officers. These awards were granted to support the work needed for the integration of the Big Heart business. The options have an exercise price equal to $111.86, the fair market value of our common stock on the grant date. The three-year performance-based options vested ratably as of April 30th of 2016, 2017, and 2018 if (i) we achieved certain “synergy realization” and EBITDA performance criteria (each, as defined in the applicable award agreement(s)) and (ii) the participant was employed by the Company on the applicable vesting date. The terms of the three-year performance-based options also provided for catch-up vesting, such that if an option tranche failed to vest for a particular year due to the non-achievement of the

50	The J. M. Smucker Company 2018 Proxy Statement

We initially grant performance units to executive officers in June of each year; Units in which are then they awarded were granted, in the form assuming of restricted the applicable shares at performance the end of the standards fiscal year relating to adjusted earnings per share and free cash flow were met; Management for the makes Executive no recommendation Chairman or the regarding Chief Executive long-term Officer; incentive awards However, Brossy regarding the Compensation the external Committee, market and after other considering factors, makes input grants from Semler to the Executive performance Chairman standards and the Chief as used Executive for the Officer other participants based on the . same performance standards as used for the other participants.

EXECUTIVE COMPENSATION

performance criteria, such tranche would be eligible to vest if a specified cumulative performance goal was achieved with respect to the next applicable vesting date. We did not achieve the “synergy realization” or EBITDA performance criteria for fiscal year 2016. Therefore, the first tranche of the three-year performance-based options did not vest as of April 30, 2016 but were eligible to vest as of April 30, 2017 if the specified cumulative performance goal was achieved for fiscal year 2017. As of April 30, 2017, the “synergy realization” target for the second year was achieved, resulting in the vesting of the first two tranches of the “synergy realization” portion of the award. As of April 30, 2017, the EBITDA target for the second year was not achieved; and, therefore, the first and second tranches did not vest but were eligible to vest as of April 30, 2018 assuming the EBITDA target was met for fiscal year 2018. As of April 30, 2018, the “synergy realization” target for the third year was achieved, resulting in the vesting of the third tranche of the “synergy realization” portion of the award. As of April 30, 2018, the EBITDA target for the third year was not achieved; and, therefore, all three tranches associated with the EBITDA portion of the awards were cancelled.

Stock Ownership Guidelines

All of our executive officers are required to meet minimum stock ownership guidelines within a five-year period of being named an executive officer of the Company. The Executive Chairman and the Chief Executive Officer have a stock ownership guideline of six times their annual base salaries. Our other executive officers have a stock ownership guideline of two times their annual base salaries. All of the Named Executive Officers, including the Executive Chairman and the Chief Executive Officer, significantly exceed these ownership requirements.

VII.	Health Benefits

We provide executive officers with health and welfare plans upon substantially the same terms as available to most of our other salaried employees. These benefit plans include medical, dental, vision, life, and disability insurance coverage. We also provide executive officers with periodic physical examinations upon the same terms as available to all of our employees at or above the functional vice president level.

VIII.	Pension and Retirement Plans, the Non-Qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan

The Named Executive Officers participate in The J. M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”) and The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”). Participation in the 401(k) Plan (and, for employees hired prior to December 31, 2007, the Qualified Pension Plan) is an important component of the overall compensation package for substantially all of our employees, including our executive officers. In addition, the Named Executive Officers, except for Jeannette L. Knudsen, participate in The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan (as amended, the “SERP”) and are eligible to participate in The J. M. Smucker Company Voluntary Deferred Compensation Plan (the “Deferred Compensation Plan”). Certain other executive officers, including Jeannette L. Knudsen, participated in The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (the “New SERP”). In August 2016, the Compensation Committee approved the closure of the previously frozen New SERP, effective December 31, 2017. On January 1, 2018, the participants in the New SERP, including Jeannette L. Knudsen, became eligible to participate in The J. M. Smucker Company Restoration Plan (the “Restoration Plan”). The Qualified Pension Plan was closed to all participants on December 31, 2017.

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EXECUTIVE COMPENSATION

The following chart provides an overview of the key components of each of the plans:

Plan Name	Components
401(k) Plan

•   Is the primary Company-provided retirement plan for certain eligible employees, providing a 150% match on employees’ contributions of up to 2% and 100% on contributions of 3% to 6% of pay (i.e., a maximum Company match of 7% of pay)

Qualified Pension Plan

•   Provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment)

•   Benefits under the Qualified Pension Plan are 1% of final average earnings times the participant’s years of service with the Company

•   Employees under the age of 40 as of December 31, 2007 will not earn future additional benefits under the Qualified Pension Plan, but employees age 40 and over as of December 31, 2007 will continue to earn future benefits

•   Closed to new participants on December 31, 2007

•   Effective December 31, 2017, the Qualified Pension Plan was closed to all participants, including executive officers

SERP

•   In addition to retirement benefits under the Qualified Pension Plan and 401(k) Plan, certain of our executive officers, including the Named Executive Officers (except for Jeannette L. Knudsen), also participate in the SERP, entitling them to certain supplemental benefits upon their retirement

•   Benefits are based upon years of service and are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and Cash Incentive Award for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security

•   Frozen to new participants on May 1, 2008

The New SERP

•   Became effective on May 1, 2008 and provides a benefit for certain executive officers not participating in the SERP. Frozen to new participants on May 1, 2012

•   Entitles participants to certain supplemental benefits upon their retirement, based upon an annual contribution by the Company equal to 7% of the sum of the participant’s base salary, holiday bonus, and Cash Incentive Award, along with an interest credit made each year commencing on April 30, 2009

•   Participants will be eligible for benefits upon the attainment of age 55 and 10 years of service with the Company

•   Jeannette L. Knudsen was the only Named Executive Officer to participate in the New SERP

•   In August 2016, the Compensation Committee approved the closure of the New SERP, effective December 31, 2017, at which time such participants were eligible to participate in the Restoration Plan

52	The J. M. Smucker Company 2018 Proxy Statement

EXECUTIVE COMPENSATION

Plan Name	Components
The Restoration Plan

•   Became effective on May 1, 2012 and provides a benefit for certain executive officers not participating in the SERP or, prior to January 1, 2018, the New SERP

•   Restores contributions that would have been received under our qualified plans but for federal tax limitations

•   Participants are entitled to contribute between 0% and 50% of their eligible pay over the qualified plan compensation limit and are entitled to receive a 401(k)-type match on contributions (i.e., a maximum Company match of 7% of pay over the compensation limit)

•   Jeannette L. Knudsen is the only Named Executive Officer who became eligible to participate in the Restoration Plan on January 1, 2018

Deferred Compensation Plan

•   U.S.-based executive officers who are not eligible to participate in the Restoration Plan may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan

•   The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or equal annual installments ranging from two to ten years

•   The SERP, the New SERP, the Restoration Plan, and the Deferred Compensation Plan are non-qualified deferred compensation plans and, as such, are subject to the rules of Section 409A of the Code, which restrict the timing of distributions

IX.	Other Benefits Executive Officers Receive

For fiscal year 2018, the executive officers, like all of our salaried and hourly non-represented employees, received an annual holiday bonus equal to 2% of their base salary.

The executive officers are provided certain personal benefits not generally available to all employees. The Compensation Committee believes these additional benefits are reasonable and enable us to attract and retain outstanding employees for key positions. These benefits include personal use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), periodic physical examinations (which are provided to all employees at or above the vice president level), financial and tax planning assistance, tickets to entertainment events, and reimbursement for specified club dues and expenses. The value of personal travel on our aircraft is calculated in accordance with applicable regulations under the Code and is included in the applicable individual’s taxable income for the year. The value of these personal benefits for each of the Named Executive Officers, to the extent the aggregate value based on incremental cost to us equaled or exceeded $10,000 for fiscal year 2018, is included in the “Summary Compensation Table” (and in the “2018 Director Compensation Table” for the Chairman Emeritus). The Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided to executive officers, as well as the dollar value of each perquisite paid to executive officers.

X.	Description of Agreements with Executive Officers

Employment Agreements

Except as set forth below, we do not have employment agreements with any of our executive officers. If we have a change of control, all outstanding equity awards for all participants (other than the performance units for the executive officers) will immediately vest. The definition of change of control for purposes of accelerating the vesting of Restricted Stock Awards is set forth in the 2010 Plan.

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EXECUTIVE COMPENSATION

Consulting Agreements

In April 2011, the Company and each of Timothy P. Smucker and Richard K. Smucker entered into amendments terminating substantially all of the provisions of their Amended and Restated Consulting and Noncompete Agreements, dated December 31, 2010 (together, the “Consulting Agreements”). The amendments are identical in all material respects, and provide that each of Timothy P. Smucker’s and Richard K. Smucker’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors) will remain in full force as provided in the Consulting Agreements. All other provisions of the Consulting Agreements, including all rights to continuation of salary, bonus, vesting of options and restricted shares, and each of Timothy P. Smucker’s and Richard K. Smucker’s confidentiality, non-solicitation, and noncompetition obligations following his separation from service, have been terminated. The amendments do not terminate any similar obligations Timothy P. Smucker and Richard K. Smucker may have arising under any other agreement, plan, program, or arrangement with us, or by operation of law.

Change in Control Severance Agreements

In connection with our ongoing efforts to align our compensation program with competitive market practices, we have entered into Change in Control Severance Agreements (the “Severance Agreement”) with several of our key employees, including all of the Named Executive Officers. The term of the Severance Agreement is two years, with automatic one-year renewals on each one-year anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion. Generally, the Severance Agreement only entitles key employees to severance benefits upon a termination by the Company without “cause” or by the key employee for “good reason” in connection with a “change in control” (each as defined in the Severance Agreement), within a 24-month period after a change in control event. Under those limited circumstances, an eligible employee will receive severance benefits consisting of: (i) a lump-sum payment equal to two times the sum of annual base salary and the target annual bonus; (ii) pro-rata target bonus for the year of termination; (iii) a lump sum amount equal to COBRA premiums for 18 months; and (iv) if requested by the employee, outplacement services not to exceed $25,000. In order to receive severance payments, the employee must execute a general release of claims in favor of the Company. The Severance Agreement includes non-competition and non-solicitation of employees covenants, which apply during the employee’s term of employment with the Company and for a period of 18 months following the date of the employee’s termination of employment for any reason, whether before or after a change in control.

The Severance Agreement does not provide for gross-up payments to be made in the event any payment or benefit due to an employee would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code. However, in the event any payment or benefit due to an employee would be subject to such excise tax, then the amounts payable to such employee will be reduced to the maximum amount that does not trigger the excise tax, unless the applicable employee would be better off (on an after-tax basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.

XI.	Tax and Accounting Considerations

The Compensation Committee has considered the potential impact on our compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Code. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. The Compensation Committee believes that executive compensation programs generally should be structured to provide for the deductibility of compensation paid to executive officers. To the extent, however, that the Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of the Company and our shareholders to award compensation that is not fully deductible, it may choose to do so.

The exemption for performance-based compensation was repealed on December 22, 2017 for tax years beginning after December 31, 2017, such that compensation to our covered executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

54	The J. M. Smucker Company 2018 Proxy Statement

EXECUTIVE COMPENSATION

XII.	Compensation-Related Risk Assessment

During fiscal year 2018, the Compensation Committee oversaw a risk assessment of our compensation policies and practices to ascertain any material risks that may be created by our compensation programs. In March 2018, members of our human resources, internal audit, legal, and enterprise risk departments, along with Semler Brossy, reviewed and assessed the potential risks arising from our compensation policies and practices based on the risk assessment process developed and refined over the past several years, along with a comparison of current industry best practices. The assessment process included a review of risks related to strategy, culture, governance, pay-mix, performance measures, annual short-term and long-term incentives, equity ownership, and trading, along with other compensation risks and management of those risks. The results of management’s review and Semler Brossy’s assessment were presented to the Compensation Committee in April 2018 for its review and final assessment. Based on the Compensation Committee’s review of the risk assessment, we determined that our compensation policies and practices do not create any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was supported by our risk mitigating practices, including our clawback policy, “no hedging” policy, “no pledging” policy, holdbacks of a portion of incentive payments for certain sales team participants, caps on incentive compensation awards, incentive modifiers based upon business unit performance, and the use of discretionary adjustments. In addition, Restricted Stock Awards generally have a four-year vesting requirement or four-year retention requirement for retirement eligible employees meeting certain age and years of service requirements, and we have a stock ownership requirement for our executive officers.

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COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Named Executive Officers for fiscal year 2018 and, where required, fiscal years 2017 and 2016. Please read the “Compensation Discussion and Analysis” in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position(1)	Fiscal Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)	Total ($)
Mark T. Smucker President and Chief Executive Officer	2018 2017	933,846 900,000	18,800 18,000	3,760,000 3,600,000	— —	972,900 1,089,000	1,000,570 1,295,376	59,823 47,251	6,745,939 6,949,627
Mark R. Belgya Vice Chair and Chief Financial Officer	2018 2017 2016	596,154 618,125 545,962	12,000 11,500 10,100	1,200,000 1,150,000 1,150,000	— — —	486,000 569,250 946,900	428,354 861,358 1,114,529	20,651 30,969 33,559	2,743,159 3,241,202 3,801,050
Richard K. Smucker Executive Chairman	2018 2017 2016	750,000 767,308 1,038,462	15,000 15,000 20,000	1,500,000 1,500,000 4,000,000	— — —	675,000 825,000 2,090,000	1,176,472 1,328,450 —	99,938 93,918 93,135	4,216,410 4,529,676 7,241,597
Steven Oakland Vice Chair and President, U.S. Food & Beverage	2018 2017 2016	628,615 691,875 623,077	13,770 13,500 12,000	1,377,000 1,350,000 1,147,500	— — —	344,250 742,500 936,000	1,127,607 1,050,207 1,195,309	24,216 33,974 17,979	3,515,458 3,882,056 3,931,865
Barry C. Dunaway President, Pet Food and Pet Snacks	2018 2017	576,613 597,596	11,220 11,000	1,009,800 990,000	— —	403,920 374,000	241,820 518,781	190,543 227,455	2,433,916 2,718,832
Jeannette L. Knudsen Senior Vice President, General Counsel and Secretary	2018	481,923	9,700	703,250	—	283,725	500	60,558	1,539,656

(1)

Steven Oakland retired from the Company on March 9, 2018. Effective June 25, 2018, Barry C. Dunaway, President, Pet Food and Pet Snacks, assumed the position of Executive Advisor, Pet until his retirement on July 31, 2018.

(2)

Based on the timing of the Company’s dates of bi-weekly pay, the Named Executive Officers were paid 26 times in fiscal years 2018 and 2017, and 27 times in fiscal year 2016. The amounts shown in column (c) include a payout of accrued paid time off paid to the following Named Executive Officers in fiscal year 2018: Steven Oakland, $34,875 paid upon his retirement; and Barry C. Dunaway, $17,305 due to California law requiring payment of unused paid time off. The amounts shown in column (c) include a one-time payout of accrued vacation paid to the following Named Executive Officers in fiscal year 2017: Mark R. Belgya, $43,125; Richard K. Smucker, $17,308; Steven Oakland, $16,875; and Barry C. Dunaway, $47,576. Beginning on January 1, 2017, any vacation accrued during a calendar year must be used by April of the following calendar year and will not be paid out in cash, subject to applicable law.

(3)	Included in column (d) for all of the Named Executive Officers is a holiday bonus representing 2% of annual base salary at the time of payment.

(4)

The amounts reported in column (e) reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the performance unit awards granted during the reported years. For the performance-based performance unit awards reported in this column for fiscal year 2018 that were granted on June 15, 2017, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date. Assuming that the highest level of performance was achieved for these awards, the grant date fair value of these awards would have been: Mark T. Smucker, $5,640,000; Mark R. Belgya, $1,800,000; Richard K. Smucker, $2,250,000; Steven Oakland, $2,065,500; Barry C. Dunaway, $1,514,700; and Jeannette L. Knudsen, $1,054,875.

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 years of service with the Company (provided that 50% of such restricted shares will be

56	The J. M. Smucker Company 2018 Proxy Statement

                     COMPENSATION TABLES

available for the settlement of taxes due and the remainder will be subject to a four-year retention period). Richard K. Smucker was at least age 60 with 10 years of service at fiscal year-end and, therefore, his restricted shares vested immediately upon grant, with 50% of such shares available for settlement of taxes due and the remainder subject to the four-year retention period. During the vesting period, the Named Executive Officers are the beneficial owners of the restricted shares and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on our common shares generally. During fiscal year 2018, we paid dividends at a rate of $3.09 per share.

For a description of the assumptions made in the valuation of such awards, see the note entitled “Share-Based Payments” to the Consolidated Financial Statements in our Annual Report to Shareholders.

(5)

The amounts shown in column (g) represent performance-based awards under the short-term incentive compensation program. The incentive payment was based on achievement of performance targets established for fiscal year 2018 and was paid in June 2018, subsequent to the end of the fiscal year for which such payment relates. Performance criteria under the short-term incentive compensation program relate to our performance and, in some cases, strategic business area performance, and are discussed in detail under the heading “What Our Short-Term Incentive Compensation Program Is Designed to Reward and How it Works.”

(6)

The amounts shown in column (h) represent the increase in present value of accumulated benefits accrued under the Qualified Pension Plan and the SERP. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(7)

Column (i) includes payments made by us to defined contribution plans, life insurance, and accidental death and dismemberment insurance premiums related to the Named Executive Officers, as well as charitable matching gifts under our gift matching program, which is available to all of our full-time employees and Directors. We match gifts of up to $2,500 per calendar year to accredited colleges and universities that offer four-year degree programs, as well as gifts to certain other charitable organizations. Column (i) also includes the following amounts for Barry C. Dunaway for fiscal year 2018 in connection with his relocation to San Francisco, California to serve as President, Pet Food and Pet Snacks: housing allowance, $108,000; and cost of living allowance, $50,000. Additionally, perquisites were included in this column based on their incremental cost to us for any Named Executive Officer whose total equaled or exceeded $10,000.

(8)

The Named Executive Officers received various perquisites provided by or paid by the Company. These perquisites included personal use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), reimbursement of specified club dues and expenses, periodic physical examinations, financial and tax planning assistance, and tickets to entertainment events.

All Named Executive Officers, except Mark R. Belgya and Jeannette L. Knudsen, received perquisites in excess of $10,000 for fiscal year 2018. The incremental value of the perquisites for these executive officers is included in column (i). The aggregate value of each perquisite or other personal benefit exceeding the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for executive officers is as follows: Richard K. Smucker’s personal use of our aircraft totaled $51,680. In valuing personal use of our aircraft in fiscal year 2018, we used aggregate incremental costs incurred, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs.

The J. M. Smucker Company 2018 Proxy Statement	57

COMPENSATION TABLES

2018 GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Mark T. Smucker	— 6/15/2017	270,250 —	1,081,000 —	2,162,000 —	— 1,880,000	— 3,760,000	— 5,640,000	— —	— 3,760,000
Mark R. Belgya	— 6/15/2017	135,000 —	540,000 —	1,080,000 —	— 600,000	— 1,200,000	— 1,800,000	— —	— 1,200,000
Richard K. Smucker	— 6/15/2017	187,500 —	750,000 —	1,500,000 —	— 750,000	— 1,500,000	— 2,250,000	— —	— 1,500,000
Steven Oakland(4)	— 6/15/2017	172,125 —	688,500 —	1,377,000 —	— 688,500	— 1,377,000	— 2,065,500	— —	— 1,377,000
Barry C. Dunaway	— 6/15/2017	112,200 —	448,800 —	897,600 —	— 504,900	— 1,009,800	— 1,514,700	— —	— 1,009,800
Jeannette L. Knudsen	— 6/15/2017	78,813 —	315,250 —	630,500 —	— 351,625	— 703,250	— 1,054,875	— —	— 703,250

(1)

Estimated possible payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under our short-term incentive compensation program. Except as set forth below, the amounts in column (c) reflect 25% of the target amount in column (d), while the amounts in column (e) reflect 200% of such target amounts. The amounts are based on salaries in effect as of April 30, 2018 for each Named Executive Officer, which is the basis for determining the actual payments to be made subsequent to year end. Steven Oakland’s award is shown using his salary in effect on his last day of employment (March 9, 2018).

(2)

These numbers reflect the number of performance units granted in June 2017. The amounts are based on salaries in effect as of April 30, 2018 for each Named Executive Officer, except for Steven Oakland, which is the basis for determining the actual Restricted Stock Award made in June 2018. Each performance unit is equal in value to $1.00 and has a one-year performance period. The actual dollar amount earned, as determined by the Compensation Committee in June 2018 based on our fiscal year 2018 performance, was converted into restricted shares using $114.19, the average closing share price for the final five trading days of fiscal year 2018 and the first five trading days of fiscal year 2019, and rounded up to the nearest share. The restricted shares were granted on June 14, 2018 (i.e., subsequent to fiscal year end) and were issued out of the 2010 Plan. The grant date fair value for the Restricted Stock Awards based on the probable outcome of the relevant performance conditions as of the grant date is included in the “Summary Compensation Table” in column (e).

Subsequent to fiscal year end, the actual numbers of Restricted Stock Awards granted to each Named Executive Officer (as a result of earning the awards referred to above) were as set forth below. The Named Executive Officer must be employed by the Company on the date of grant in order to be eligible to receive the earned restricted shares.

Name	Restricted Shares Earned on June 14, 2018
Mark T. Smucker	34,986
Mark R. Belgya	11,166
Richard K. Smucker	13,958
Steven Oakland	0
Barry C. Dunaway	9,396
Jeannette L. Knudsen	6,544

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 or more years of service with the Company (provided that 50% of such restricted

58	The J. M. Smucker Company 2018 Proxy Statement

COMPENSATION TABLES

shares will be available for settlement of taxes due and the remainder will be subject to a four-year retention period). The Restricted Stock Awards issued to Richard K. Smucker vested immediately (subject to the four-year retention period for 50% of such shares), because he is over the age of 60 and has more than 10 years of service with the Company.

(3)

Amounts disclosed in this column for the restricted stock and option awards are computed in accordance with ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date.

(4)	Steven Oakland forfeited his June 15, 2017 performance unit award when he retired from the Company on March 9, 2018.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR END

	Option Awards					Stock Awards
(a) Name	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mark T. Smucker	30,000 —	30,000 —	— —	111.86 —	3/19/2025 —	— 55,834	— 6,369,543	3,760,000 —	5,640,000 —

Mark R. Belgya	37,500 —	37,500 —	— —	111.86 —	3/19/2025 —	— 43,830	— 5,000,126	1,200,000 —	1,800,000 —

Richard K. Smucker	62,500 —	62,500 —	— —	111.86 —	3/19/2025 —	— 0	— 0	1,500,000 —	2,250,000 —

Steven Oakland (7)	0 —	0 —	— —	111.86 —	3/19/2025 —	— 0	— 0	0 —	0 —

Barry C. Dunaway	30,000 —	30,000 —	— —	111.86 —	3/19/2025 —	— 40,966	— 4,673,401	1,009,800 —	1,514,700 —

Jeannette L. Knudsen	10,000 —	10,000 —	— —	111.86 —	3/19/2025 —	— 22,157	— 2,527,671	703,250 —	1,054,875 —

(1)

On March 19, 2015, we granted performance-based non-statutory stock options to certain eligible participants, including the Named Executive Officers. The options have an exercise price equal to $111.86, the fair market value of our common shares on the grant date. The three-year performance-based options vested ratably as of April 30 of 2016, 2017, and 2018, if (i) we achieved certain “synergy realization” and EBITDA performance criteria (each, as defined in the applicable award agreement(s)) and (ii) the participant was employed by the Company on the applicable vesting date. The terms of the three-year performance-based options also provided for catch-up vesting, such that if an option tranche failed to vest for a particular year due to the non-achievement of the performance criteria, such tranche would be eligible to vest if a specified cumulative performance goal was achieved with respect to the next applicable vesting date. We did not achieve the “synergy realization” or EBITDA performance criteria for fiscal year 2016. Therefore, the first tranche of the three-year performance-based options did not vest as of April 30, 2016 but were eligible to vest as of April 30, 2017 if the specified cumulative performance goal was achieved for fiscal year 2017. As of April 30, 2017, the “synergy realization” target for the second year was achieved, resulting in the vesting of the first two tranches of the “synergy realization” portion of the award. As of April 30, 2017, the EBITDA target for the second year was not achieved; and, therefore, the first and second tranches did not vest but would be eligible to vest as of April 30, 2018 assuming the EBITDA target was met for fiscal year 2018. As of April 30, 2018, the “synergy realization” target for the third year was achieved, resulting in the vesting of the third tranche of the “synergy realization” portion of the award. The EBITDA target for the third year was not achieved; and therefore, all three tranches associated with the EBITDA portion of the award were cancelled.

The J. M. Smucker Company 2018 Proxy Statement	59

COMPENSATION TABLES

(2)	Restricted shares outstanding at year end have vested or will vest on the following dates:

Name	5/1/2018	6/6/2018	6/12/2019	6/8/2020	8/2/2020	6/15/2021	9/1/2026

Mark T. Smucker	—	8,115	5,467	15,493	—	26,759	—

Mark R. Belgya	10,000	8,115	5,522	11,645	8,548	—	—

Richard K. Smucker	—	—	—	—	—	—	—

Steven Oakland(7)	—	—	—	—	—	—	—

Barry C. Dunaway	10,000	8,115	5,467	10,025	—	7,359	—

Jeannette L. Knudsen	—	4,409	3,087	6,122	—	4,839	3,700

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 years of service with the Company (provided that 50% of such restricted shares will be available for settlement of taxes due and the remainder will be subject to a four-year retention period).

(3)

The Compensation Committee also approved special one-time grants of restricted shares to certain executive officers, including the following Named Executive Officers, on May 1, 2013 (fiscal year 2014) in recognition of their past leadership contributions and ability to provide continued leadership to the Company in key roles: 10,000 shares to Mark R. Belgya and 10,000 shares to Barry C. Dunaway, all of which shares vested at the end of the five-year period from the date of grant. The Company also granted Steven Oakland 10,000 restricted shares on May 1, 2013, but Mr. Oakland forfeited such shares when he retired from the Company on March 9, 2018.

(4)	The market value of restricted shares was computed using $114.08, the closing share price of our common shares on April 30, 2018, the last business day of the fiscal year.

(5)	The Named Executive Officer must be employed by us at the time the Compensation Committee determines the number of restricted shares earned in order to be eligible to receive the earned equity awards.

(6)

This number reflects the performance units outstanding at year end. Each performance unit has a value of $1.00. The actual dollars earned, based upon achievement of fiscal year 2018 performance goals, were converted to restricted shares in June 2018. The restricted shares issued to Richard K. Smucker (with a value of $1,413,820) vested immediately due to his age and years of service with the Company, with 50% of such restricted shares available for settlement of taxes due and the remainder subject to the four-year retention period. The restricted shares are expected to vest on June 14, 2022 for Mark T. Smucker and Jeannette L. Knudsen. The restricted shares are expected to vest on August 2, 2020 for Mark R. Belgya due to his age and years of service with the Company. The restricted shares are not expected to vest for Barry C. Dunaway due to his announced retirement on July 31, 2018. The number of the restricted shares was computed using the average closing share price for the final five trading days of fiscal year 2018 and the first five trading days of fiscal year 2019 and rounded up to the nearest share. In accordance with published SEC guidance, because we exceeded the threshold and target goals for fiscal year 2018, the amounts reported in column (j) represent the maximum number of performance units that could have been earned for fiscal year 2018.

(7)	Steven Oakland forfeited his unvested options, performance units, and restricted shares when he retired from the Company on March 9, 2018.

60	The J. M. Smucker Company 2018 Proxy Statement

COMPENSATION TABLES

2018 OPTION EXERCISES AND STOCK VESTED

(a) Name	Option Awards		Stock Awards
	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting ($) (1)

Mark T. Smucker	—	—	8,054	1,048,268

Mark R. Belgya	—	—	8,420	1,095,905

Richard K. Smucker	—	—	11,150(2)	1,413,820

Steven Oakland	25,000	470,250	9,336	1,215,127

Barry C. Dunaway	—	—	8,420	1,095,905

Jeannette L. Knudsen	—	—	4,248	552,898

(1)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of vesting.

(2)

This number represents 11,150 restricted shares, which vested immediately upon date of grant in June 2017 due to the participant being 60 years of age and having 10 years of service with the Company; however, 5,575 shares ($706,910) remain subject to a four-year holding period. These restrictions will lapse on June 15, 2021.

PENSION BENEFITS

We maintain two defined benefit plans that cover the Named Executive Officers. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits (up to the limits on compensation and benefits under the Code) to some of our salaried employees as discussed in the “Qualified Pension Plan” summary on page 52. The second is the SERP, which provides unfunded, non-qualified benefits to certain executive officers. All of the Named Executive Officers included in the “2018 Pension Benefits Table” participate in both of these plans, except for Jeannette L. Knudsen, who does not participate in the SERP.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is defined as an annuity beginning at normal retirement age, which is 65. It can be paid out in the form of an annuity or lump sum. The Qualified Pension Plan benefit expressed as an annual single life annuity at normal retirement age is 1% times final average earnings times years of service. Final average earnings are equal to average base salary over the five consecutive years of employment which produces the highest average.

In addition, Named Executive Officers who, prior to 1991, participated in the old employee contributory portion of the Qualified Pension Plan may also have a frozen contributory benefit based on their participant contributions made prior to April 30, 1991. Those frozen benefits, included as part of the total Qualified Pension Plan benefit, are as follows: $48,100 for Richard K. Smucker; $1,400 for Mark R. Belgya; and $4,000 for Steven Oakland.

Early retirements under the Qualified Pension Plan are subject to the following rules:

if the participant terminates employment prior to normal retirement age without completing five years of service, no benefit is payable from the Qualified Pension Plan;

if the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on final average earnings and service at the time the Named Executive Officer leaves employment;

terminating participants have the option of receiving a lump sum payment or an immediate annuity at the time of termination;

The J. M. Smucker Company 2018 Proxy Statement	61

COMPENSATION TABLES

terminating participants who do not receive a lump sum payment or an immediate annuity at the time of termination from the Qualified Pension Plan can begin receiving annuity payments upon reaching age 55 and with 10 years of service rather than the five years required for vesting;

early payments are reduced actuarially for benefits that commence before age 65;

if the participant has more than 10 years of service and has reached age 55 at the time of retirement, early payments are reduced 4% per year that the benefits start before age 65; and

if the participant has more than 30 years of service at the time their employment terminates, early payments are reduced 4% per year from age 62.

As of April 30, 2018, each of Richard K. Smucker, Mark R. Belgya, and Barry C. Dunaway had already completed 30 years of service with the Company. At the time of his retirement, Steven Oakland had also completed 30 years of service with the Company. The Qualified Pension Plan closed to all participants, including the Named Executive Officers, effective December 31, 2017.

SERP

The benefit provided under the SERP is defined as an annuity beginning at normal retirement age. It can be paid out in the form of an annuity or lump sum. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, holiday bonus, and Cash Incentive Award) over the five consecutive years of employment that produces the highest average.

Early retirements under the SERP are subject to the following rules:

if the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

if the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment. As of April 30, 2018, Mark T. Smucker, Mark R. Belgya, and Barry C. Dunaway are eligible for such early retirement benefit. Steven Oakland was also eligible for such early retirement benefit at the time of his retirement; and

the gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit, enhanced contribution to the 401(k) Plan, and estimate of Social Security benefit.

On April 21, 2011, we amended the SERP to provide that, to the extent payment of any benefit under the SERP is delayed beyond the latter of the participant reaching age 55 or the participant’s separation from service, such benefit will be adjusted (i) with interest, if payable as a lump sum, and (ii) actuarially, if payable as an annuity, all as determined in accordance with the SERP. This change takes into account the fact that Section 409A of the Code imposes a delay on benefit commencement in certain cases.

Richard K. Smucker’s benefits under the SERP were frozen in 2016. The SERP benefit will generally begin to be paid 3 years after separation of service but no later than April 1 of the calendar year after Richard K. Smucker reaches age 70 1/2. When Richard K. Smucker is eligible to begin receiving the SERP benefit, he will receive monthly annuity payments under the SERP, which are approximately the same monthly annuity payments he would have received under the SERP had he retired on March 31, 2016.

62	The J. M. Smucker Company 2018 Proxy Statement

COMPENSATION TABLES

Determination of Value

The amounts shown in the “2018 Pension Benefits Table” are based on the value at age 62 or the current age if older, which is the earliest age at which an unreduced retirement benefit is payable under both plans. Other key assumptions used to determine the amounts are as follows:

an interest rate of 4.22%, the Financial Accounting Standards Board Accounting Standards Codification Topic 715 (“ASC Topic 715”) discount rate as of April 30, 2018. The ASC Topic 715 discount rate as of April 30, 2017 was 4.07% and April 30, 2016 was 4%;

for the SERP, 50% are assumed to elect a lump sum with Revenue Ruling 2001-62 mortality used for life expectancy and 50% elect an annuity with the mortality assumption based on a version of the RP-2014 table with mortality improvements projected into the future; and

for the Qualified Pension Plan, 50% are assumed to elect an annuity and 50% a lump sum using the mortality prescribed by the Internal Revenue Service. The Qualified Pension Plan uses the same mortality assumption as described above for the SERP annuity elections to determine life expectancy.

The years of credited service for the Named Executive Officers are based only on their years of service while an employee of the Company during the time they were eligible participants in the plans.

The “2018 Pension Benefits Table” below shows the Named Executive Officers’ number of years of credited service, present value of accumulated benefit, and payments during the last fiscal year under each of the plans.

2018 Pension Benefits

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)(1)

Mark T. Smucker	Qualified Pension Plan SERP Total	10.3 20.6	175,705 4,801,859 4,977,564	— —

Mark R. Belgya	Qualified Pension Plan SERP Total	32.8 33.1	1,155,626 5,599,850 6,755,476	— —

Richard K. Smucker	Qualified Pension Plan SERP Total	45.2 43.6	1,973,364 15,080,270 17,053,634	— —

Steven Oakland	Qualified Pension Plan SERP Total	35.2 35.4	1,321,740 5,747,140 7,068,880	— 902,409

Barry C. Dunaway	Qualified Pension Plan SERP Total	30.9 31.2	923,884 4,664,893 5,588,777	— —

Jeannette L. Knudsen	Qualified Pension Plan SERP Total	5.3 —	49,301 — 49,301	— —

(1)

Steven Oakland retired from the Company on March 9, 2018. Due to his retirement, Mr. Oakland received a lump-sum distribution from the SERP for the portion of his benefit that is not subject to the rules of Section 409A of the Code.

The J. M. Smucker Company 2018 Proxy Statement	63

COMPENSATION TABLES

2018 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

Mark T. Smucker	—	—	—	—	—

Mark R. Belgya	—	—	—	—	—

Richard K. Smucker Deferred Compensation Plan Vested but unreleased shares	— —	— —	762,961 —	— —	5,625,182 6,098,717	(2) (3)

Steven Oakland	—	—	—	—	—

Barry C. Dunaway	—	—	—	—	—

Jeannette L. Knudsen New SERP Restoration Plan	— 15,074	22,662 17,586	70,903 —	— —	525,404 32,660	(4) (5)

(1)	No portion of the amounts shown in column (d) are reported in the “Summary Compensation Table” as no earnings are considered to be above market.

(2)

This aggregate balance includes the amounts reported as compensation in the “Summary Compensation Table” in previous fiscal years. For Richard K. Smucker, this amount is $2,457,805. This aggregate balance also includes earnings on prior contributions.

Executive officers who do not participate in the Restoration Plan may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan.

The Deferred Compensation Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in annual installments ranging from 2 to 10 years.

(3)

Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. Shares subject to this retention requirement are held by Richard K. Smucker (53,460) from the 2014 through 2017 grants. The market value of restricted shares was computed using $114.08, the closing share price of our common shares on April 30, 2018, the last business day of the fiscal year.

(4)

The New SERP is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. The Company contributes 7% of eligible participants’ compensation. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in monthly installments ranging from 5 to 20 years. No contributions will be made to the New SERP for compensation earned after December 31, 2017.

(5)

The Restoration Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. Participants in the Restoration Plan may elect to contribute up to 50% of their eligible compensation in excess of federal tax limitations. The Company matches 7% of the first 6% of participant contributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in annual installments ranging from 2 to 10 years. Jeannette L. Knudsen became eligible to participate in the Restoration Plan on January 1, 2018. Compensation related to any deferrals has been included as compensation in the “Summary Compensation Table.”

64	The J. M. Smucker Company 2018 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Consulting Agreement with Richard K. Smucker

In April 2011, the Company and Richard K. Smucker entered into an amendment terminating substantially all of the provisions of his Consulting Agreement. The amendment provides that Richard K. Smucker’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors) will remain in full force as provided in the Consulting Agreement.

Broad-Based Severance Plan

All of the Named Executive Officers are eligible for benefits under a broad-based severance plan. If a Named Executive Officer is terminated without cause, he or she will be eligible for a severance benefit of up to one year of base salary based on service requirements.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or the end of the disability period. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following tables represent potential payments to the Named Executive Officers based on certain possible termination events. These payments are based on the broad-based severance plan that covers substantially all of our salaried employees.

The Cash Incentive Award values in the following tables represent potential payments to each Named Executive Officer who is eligible to receive an award under the short-term incentive compensation program based on our actual performance if he or she is actively employed on the last day of the fiscal year. Named Executive Officers who are not eligible to retire must be employed by the Company on the date of payment in order to receive an award.

The Value of Restricted Shares in the following tables reflect the immediate vesting of outstanding equity awards based on the type of termination that has occurred or in the event of a change in control. If we have a change in control, all outstanding equity awards (other than performance units for executive officers described above) will immediately vest based on the terms of the existing equity plans. No restricted shares are awarded if an employee is not actively employed with us on the date of the grant. The Restricted Stock Award for fiscal year 2018 that would have been forfeited based on the assumed April 30, 2018 termination date is not reflected in the termination scenario tables.

The Retiree Healthcare Benefit values in the following tables are shown only for those Named Executive Officers who are eligible for retirement as of the end of the fiscal year. These values represent the balance as of April 30, 2018 of the employee’s Healthcare Retirement Account. The Named Executive Officer may use this balance in retirement to cover healthcare costs and premiums.

Potential Change in Control Payments

We have entered into Severance Agreements with several of our key employees, including all of the Named Executive Officers, as a retention tool in order to provide for severance benefits in connection with a change in control. The term of the Severance Agreement is two years, with automatic one-year renewals on each one-year anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion.

Generally, the Severance Agreement only entitles the Named Executive Officers to severance benefits upon a termination by the Company without “cause” or by the Named Executive Officer for “good reason” in connection with a “change in control” (each as defined in the Severance Agreement), within a 24-month period after a change in control event. If so terminated, a Named Executive Officer will receive severance benefits consisting of: (i) a lump-sum payment equal to two times the sum of the Named Executive Officer’s annual base salary and the target annual bonus; (ii) pro-rata target bonus for the year of termination; (iii) a lump sum amount equal to the cost of COBRA coverage for 18 months; and (iv) if requested by the Named Executive Officer, outplacement services not to exceed $25,000. In order to receive severance payments, the Named Executive Officer must execute a general release of claims in favor of the Company. The Severance Agreement includes non-competition and non-solicitation of employees covenants, which apply during the

The J. M. Smucker Company 2018 Proxy Statement	65

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Named Executive Officer’s term of employment with the Company and for a period of 18 months following the date of the Named Executive Officer’s termination of employment for any reason, whether before or after a change in control.

In the event that any payment or benefit due to a Named Executive Officer would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code, then the amounts payable to such Named Executive Officer will be reduced to the maximum amount that does not trigger the excise tax, unless the Named Executive Officer would be better off (on an after-tax basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.

Termination Analysis Table

The following table and footnotes describe the estimated potential payment obligations under various termination events. The table assumes termination of employment occurs on the last day of the fiscal year. A closing stock price of $114.08, as of the last business day of the fiscal year, is assumed for all equity values.

	Voluntary ($) (1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Mark T. Smucker
Severance (2)	—	—	—	727,577	4,042,000
Medical & Outplacement Benefits	—	—	—	—	54,352
Cash Incentive Award	—	972,900	—	972,900	972,900
Value of Restricted Shares (3)	—	6,369,543	—	6,369,543	6,369,543
Retirement Benefits (4)	5,463,004	2,844,926	5,463,004	5,463,004	5,463,004

TOTAL	5,463,004	10,187,369	5,463,004	13,533,024	16,901,799
Mark R. Belgya
Severance (2)	—	—	—	604,500	2,280,000
Medical & Outplacement Benefits	—	—	—	—	51,028
Cash Incentive Award	—	486,000	—	486,000	486,000
Value of Restricted Shares (3)	—	5,000,126	—	5,000,126	5,000,126
Retirement Benefits (4)	7,108,219	3,700,550	7,108,219	7,108,219	7,108,219
Retiree Healthcare Benefits (5)	45,583	—	45,583	45,583	45,583

TOTAL	7,153,802	9,186,676	7,153,802	13,244,428	14,970,956
Richard K. Smucker
Severance (2)	—	—	—	753,000	3,000,000
Medical & Outplacement Benefits	—	—	—		42,399
Cash Incentive Award	675,000	675,000	—	675,000	675,000
Value of Restricted Shares (3)	—	—	—	—	—
Retirement Benefits (4)	17,053,634	8,651,420	17,053,634	17,053,634	17,053,634
Retiree Healthcare Benefits (5)	58,946	—	58,946	58,946	58,946

TOTAL	17,787,580	9,326,420	17,112,580	18,540,580	20,829,979
Steven Oakland(6)
Severance (2)	—	—	—	—	—
Medical & Outplacement Benefits	—	—	—	—	—
Cash Incentive Award	344,250	—	—	—	—
Value of Restricted Shares (3)	—	—	—	—	—
Retirement Benefits (4)	7,068,880	—	—	—	—
Retiree Healthcare Benefits (5)	45,583	—	—	—	—

TOTAL	7,458,713	—	—	—	—

66	The J. M. Smucker Company 2018 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

	Voluntary ($) (1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Barry C. Dunaway(6)
Severance (2)	—	—	—	564,000	2,019,600
Medical & Outplacement Benefits	—	—	—	—	42,399
Cash Incentive Award	—	403,920	—	403,920	403,920
Value of Restricted Shares (3)	—	4,673,401	—	4,673,401	4,673,401
Retirement Benefits (4)	6,016,738	3,135,974	6,016,738	6,016,738	6,016,738
Retiree Healthcare Benefits (5)	45,583	—	45,583	45,583	45,583

TOTAL	6,062,321	8,213,295	6,062,321	11,703,642	13,201,641
Jeannette L. Knudsen
Severance (2)	—	—	—	284,308	1,600,500
Medical & Outplacement Benefits	—	—	—	—	54,352
Cash Incentive Award	—	283,730	—	283,730	283,730
Value of Restricted Shares (3)	—	2,527,671	—	2,527,671	2,527,671
Retirement Benefits (4)	41,441	21,837	41,441	41,441	41,441

TOTAL	41,441	2,833,238	41,441	3,137,150	4,507,694

(1)	This amount assumes the Named Executive Officer voluntarily terminates or retires. Other than Richard K. Smucker, none of the Named Executive Officers are currently eligible for retirement.

(2)

In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)

In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)

Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2018. Such amounts may differ from the comparable value shown in the “2018 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(5)	This amount includes the current balance of the Named Executive Officer’s employer-provided Healthcare Retirement Account.

(6)

Steven Oakland retired from the Company on March 9, 2018. Effective June 25, 2018, Barry C. Dunaway, President, Pet Food and Pet Snacks, assumed the position of Executive Advisor, Pet until his retirement on July 31, 2018.

The J. M. Smucker Company 2018 Proxy Statement	67

2018 CEO PAY RATIO

The SEC requires us to disclose the annual total compensation of Mark T. Smucker, our Chief Executive Officer, and our median employee, as well as the ratio of their respective annual total compensation to each other. The annual total compensation values are calculated in accordance with SEC rules applicable to the Summary Compensation Table. The values are as follows for fiscal year 2018, our last completed fiscal year:

•	Mark T. Smucker’s annual total compensation: $6,745,939

•	Our median employee’s annual total compensation: $75,742

•	Ratio of Mark T. Smucker’s annual total compensation to our median employee’s annual total compensation: 89:1

Pay Ratio Methodology

To prepare the pay ratio analysis, SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure, and compensation plans, policies, and procedures.

In determining our median employee, we chose April 2, 2018 as the determination day to review our global employee population, which date is within the last three months of our last completed fiscal year. We selected this date to allow us sufficient time to identify the median employee. As of that date, we employed 6,981 persons in 7 countries.

Our median employee was selected using wages received by each employee (excluding our Chief Executive Officer), as reflected in our payroll records and reported to the Internal Revenue Service on Form W-2 and the Canada Revenue Agency on Form T4 for the calendar year ended December 31, 2017. As permitted under SEC rules, we excluded 11 employees in China, 9 employees in Mexico, 5 employees in Brazil, and 1 employee in Vietnam, as they represent less than 1% of our total employee population. In determining our median employee, we did not use any of the other exemptions permitted under SEC rules, and we used the employee population as of April 2, 2018 to determine eligibility to identify the median employee. Similarly, we did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or to determine annual total compensation or any elements of annual total compensation for our median employee or Mark T. Smucker.

Once we identified our median employee, we calculated such employee’s annual total compensation as described above for purposes of determining the ratio of Mark T. Smucker’s annual total compensation to such employee’s annual total compensation.

68	The J. M. Smucker Company 2018 Proxy Statement

TOTAL SHAREHOLDER RETURN GRAPH

In the “Compensation Discussion and Analysis” portion of this proxy statement describing the short-term incentive compensation program, we noted that, from fiscal year 2014 through fiscal year 2018, we achieved an annual compounded growth rate in adjusted earnings per share (excluding the impacts described on page 38) of approximately 6%.

Set forth in the table below is a graph comparing the cumulative total shareholder return for the five years ended April 30, 2018, for our common shares, the S&P Packaged Foods and Meats Index, and the S&P 500 Index. These figures assume all dividends are reinvested when received and are based on $100 invested in our common shares and the referenced index funds on April 30, 2013.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among The J. M. Smucker Company, the S&P Packaged Foods & Meats Index

and the S&P 500 Index

	4/13	4/14	4/15	4/16	4/17	4/18
The J. M. Smucker Company	$100.00	$95.71	$117.56	$131.72	$134.25	$124.10
S&P Packaged Foods & Meats	100.00	110.04	126.53	147.44	155.95	133.61
S&P 500	100.00	120.44	136.07	137.71	162.39	183.93

Copyright © 2018 Standard & Poor’s, a division of S&P Global. All rights reserved.

The J. M. Smucker Company 2018 Proxy Statement	69

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended April 30, 2018.

EXECUTIVE COMPENSATION COMMITTEE

Paul J. Dolan, Chair

Elizabeth Valk Long

Gary A. Oatey

Kirk L. Perry

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the following non-employee Directors served as a member of the Compensation Committee during fiscal year 2018: Paul J. Dolan, Elizabeth Valk Long, Gary A. Oatey, and Kirk L. Perry. Kathryn W. Dindo also served on the Compensation Committee from May 1, 2017 through August 15, 2017, when the Board approved new members for its Committees. During fiscal year 2018, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

Paul J. Dolan, the Chair of the Compensation Committee, is Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization, but the Company has determined that the Dolan family’s ownership interest in the Cleveland Indians does not disqualify Mr. Dolan from being an “outside director” under Section 162(m) of the Code. We incurred approximately $335,000 in advertising and promotional activities expenses related to our sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a partial season for a luxury box, in fiscal year 2018.

Kirk L. Perry, a member of the Compensation Committee, is the President, Brand Solutions of Google Inc. We incurred approximately $13,208,650 in expenses for advertising services provided to us by Google Inc. in fiscal year 2018.

70	The J. M. Smucker Company 2018 Proxy Statement

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with our senior management, the Board has enforced the conflict of interest provisions set forth in the Code of Conduct. All employees and members of the Board sign and agree to be bound by the Code of Conduct. Ethics has been, and will continue to be, one of our Basic Beliefs.

Related Party Transaction Approval Policy

In order to formalize the process by which we review any transaction with a Related Person, the Board has adopted a written policy addressing our procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the policy, our General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement, or relationship, or series of similar transactions, with any Director, nominee for Director, executive officer, 5% beneficial owner, or any of their immediate family members, or any entity which is owned or controlled by such persons, or in which such persons have a substantial ownership interest or control of such entity (collectively, “Related Persons”) in which we have or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval, or ratification by the Audit Committee. In its review of related person transactions, the Audit Committee will review the material facts and circumstances of the transaction.

Transactions with Directors and Executive Officers

Timothy P. Smucker, Chairman Emeritus for the Company, is the brother of our Executive Chairman, Richard K. Smucker, and the father of our President and Chief Executive Officer, Mark T. Smucker. For fiscal year 2018, Timothy P. Smucker was compensated as a non-employee Director, and such compensation is included in the “2018 Director Compensation Table.”

Paul J. Dolan, a member of the Board, is Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization, but the Company has determined that the Dolan family’s ownership interest in the Cleveland Indians does not disqualify Mr. Dolan from being an “outside director” under Section 162(m) of the Code. We incurred approximately $335,000 in advertising and promotional activities expenses related to our sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a partial season for a luxury box, in fiscal year 2018.

Kirk L. Perry, a member of the Board, is the President, Brand Solutions of Google Inc. We incurred approximately $13,208,650 in expenses for advertising services provided to us by Google Inc. in fiscal year 2018.

Related party transactions regarding members of the Compensation Committee are also disclosed under the “Compensation Committee Interlocks and Insider Participation” section of this proxy statement.

The J. M. Smucker Company 2018 Proxy Statement	71

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 18, 2018 (unless otherwise noted), the beneficial ownership of our common shares by:

each person or group known to us to be the beneficial owner of more than 5% of our outstanding common shares;

each Director, each nominee for Director listed in this proxy statement, and each Named Executive Officer; and

all of our Directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is One Strawberry Lane, Orrville, Ohio 44667. As of June 18, 2018, there were 113,534,907 common shares outstanding.

Name	Number of Common Shares Beneficially Owned (1)(2)(3)(4)(5)		Percent of Outstanding Common Shares
The Vanguard Group, Inc.	12,174,644	(6)	10.7%
BlackRock, Inc.	8,287,833	(7)	7.3%
FMR LLC	8,257,275	(8)	7.3%
Richard K. Smucker	2,689,415		2.3%
Timothy P. Smucker	1,920,306		1.7%
Mark R. Belgya	176,034		*
Kathryn W. Dindo	38,544		*
Paul J. Dolan	32,368		*
Barry C. Dunaway	124,802		*
Jay L. Henderson	5,282		*
Jeannette L. Knudsen	61,380		*
Elizabeth Valk Long	59,730		*
Steven Oakland	8,241		*
Gary A. Oatey	41,936		*
Kirk L. Perry	1,967		*
Sandra Pianalto	4,993		*
Nancy Lopez Russell	18,723		*
Alex Shumate	12,966		*
Mark T. Smucker	281,335		*
Dawn C. Willoughby	1,316		*
20 Directors and executive officers as a group	4,458,024		3.92%

*	Less than 1%

(1)

In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after June 18, 2018. The common share numbers include such options as follows: Mark T. Smucker, 30,000; Mark R. Belgya, 37,500; Richard K. Smucker, 62,500; Barry C. Dunaway, 30,000; Jeannette L. Knudsen, 10,000; and all Directors and executive officers as a group, 197,500.

72	The J. M. Smucker Company 2018 Proxy Statement

OWNERSHIP OF COMMON SHARES

(2)

The beneficial ownership information set forth above also includes the following number of restricted shares beneficially owned by the persons identified below: Mark T. Smucker, 82,705; Mark R. Belgya, 36,881; Richard K. Smucker, 45,668; Barry C. Dunaway, 32,247; Jeannette L. Knudsen, 24,292; and all Directors and executive officers as a group, 249,790.

(3)

Beneficial ownership of the following common shares included in the table is disclaimed by Richard K. Smucker: 1,433,392 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 191,725 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Timothy P. Smucker: 477,798 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 188,523 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Mark T. Smucker: 11,851 common shares with respect to which Mark T. Smucker disclaims voting or investment power.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)

This number includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”), and the 2010 Plan as follows: Kathryn W. Dindo, 38,544; Paul J. Dolan, 32,368; Jay L. Henderson, 2,281; Elizabeth Valk Long, 58,785; Gary A. Oatey, 35,935; Kirk L. Perry, 1,967; Sandra Pianalto, 4,743; Nancy Lopez Russell, 18,548; Alex Shumate, 12,966; Timothy P. Smucker, 3,110; and Dawn C. Willoughby, 1,316. The common shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(5)

Because, under the Articles, shareholders may be entitled, on certain matters, to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others, there may not be a correlation between the percentage of outstanding common shares owned and the voting power represented by those common shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

(6)

The number of shares beneficially owned is based on information set forth in a Schedule 13G/A of The Vanguard Group, Inc. (“Vanguard”), 100 Vanguard Blvd., Malvern, PA 19355, filed with the SEC on February 7, 2018. Vanguard is a U.S. company organized under the laws of the Commonwealth of Pennsylvania. The Schedule 13G/A indicated that, as of December 31, 2017, Vanguard had sole voting power as to 160,395 common shares, shared voting power as to 31,780 common shares, sole dispositive power as to 11,986,747 common shares, and shared dispositive power as to 187,897 common shares.

(7)

The number of shares beneficially owned is based on information set forth in a Schedule 13G/A of BlackRock, Inc. (“BlackRock”), 55 East 52nd Street, New York, NY 10055, filed with the SEC on January 24, 2018. BlackRock is a U.S. company organized under the laws of the State of Delaware. The Schedule 13G/A indicated that, as of December 31, 2017, BlackRock had sole voting power as to 7,157,615 common shares and sole dispositive power as to 8,287,833 common shares.

(8)

The number of shares beneficially owned is based on information set forth in a Schedule 13G of FMR LLC (“FMR”), 245 Summer Street, Boston, Massachusetts 02210, filed with the SEC on February 13, 2018. FMR is a U.S. limited liability company organized under the laws of the State of Delaware. The Schedule 13G indicated that, as of December 29, 2017, FMR had sole voting power as to 969,649 common shares and sole dispositive power as to 8,257,275 common shares.

The J. M. Smucker Company 2018 Proxy Statement	73

OWNERSHIP OF COMMON SHARES

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, our Directors, executive officers, and beneficial owners of more than 10% of our common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and we are required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the SEC, it is our belief that all of our Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2018, except that a Form 4 for Sandra Pianalto was filed one day late due to a failure to receive her updated EDGAR codes.

74	The J. M. Smucker Company 2018 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2018: The J. M. Smucker Company 1998 Equity and Performance Incentive Plan (the “1998 Plan”), the 2006 Plan, the 2010 Plan, the Nonemployee Director Stock Plan, and the Nonemployee Director Deferred Compensation Plan. All of these equity compensation plans have been approved by our shareholders, with the exception of the Nonemployee Director Deferred Compensation Plan, which was initially adopted by the Board on January 1, 2007 and amended and restated on January 1, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)(2)(3) (c)
Equity compensation plans approved by security holders (4)(5)	1,414,167	$112.84	5,174,159
Equity compensation plans not approved by security holders (6)	48,880	—	—
Total	1,463,047	$112.84	5,174,159

(1)

As of April 30, 2018, there were 5,174,159 common shares remaining available for grant as awards. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units, or other non-option awards into account.

(2)

Upon approval of the 2010 Plan by shareholders, no further awards could be made under the 1998 Plan, the Nonemployee Director Stock Plan, and the 2006 Plan, except that the provisions relating to the deferral of Director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through December 31, 2006.

(3)	There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan.

(4)

This amount includes 185,116 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 2006 Plan, and the 2010 Plan. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units and restricted stock units into account.

(5)

In June 2017, we granted several executive officers performance units with a one-year performance period, payable in restricted shares in June 2018. The actual number of performance units earned was not known as of April 30, 2018. Subsequent to April 30, 2018, the performance units earned were converted into 84,051 restricted shares. The actual number of restricted shares earned was included in column (a) for purposes of including the performance units outstanding at April 30, 2018. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these performance units into account.

(6)

This row includes 48,880 outstanding deferred stock units related to retainer and meeting fees voluntarily deferred by non-employee Directors under the Nonemployee Director Deferred Compensation Plan. The Nonemployee Director Deferred Compensation Plan provides each of our non-employee Directors with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a Director. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units into account.

The J. M. Smucker Company 2018 Proxy Statement	75

ANNUAL REPORT

Our annual report for the fiscal year ended April 30, 2018 was mailed to each shareholder on or about June 29, 2018.

2019 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2019 annual meeting and who wishes to have the proposal included in our proxy statement and form of proxy for that annual meeting must deliver the proposal to our Corporate Secretary so that it is received no later than March 1, 2019. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to Director nominations) at our 2019 annual meeting without the inclusion of that proposal in our proxy materials, the shareholder must deliver the proposal to our Corporate Secretary so that it is received no later than May 17, 2019, which is 90 calendar days before the first anniversary of the date of the preceding year’s annual meeting, and no earlier than April 17, 2019, which is 120 days before the first anniversary of the date of the preceding year’s annual meeting. After May 17, 2019, the notice would be considered untimely. If, however, the date of our 2019 annual meeting of shareholders is more than 30 days before or more than 60 days after the first anniversary of the date of the preceding year’s annual meeting, then the deadline for shareholders to notify us will be no earlier than the close of business on the 120th day prior to the date of such annual meeting and no later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

We do not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices we have sent to registered shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified us that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. We understand that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 505000, Louisville, Kentucky 40233. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or Computershare. We will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, 330-684-3838.

76	The J. M. Smucker Company 2018 Proxy Statement

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder, we encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from us electronically. Through participation in the eTree program sponsored by Computershare, we will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted by American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports, and information on-line at the Investor Centre on Computershare’s website at www.computershare.com/investor. With your consent, we will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your election to receive shareholder communications electronically will be effective until you cancel it.

Please note that, although there is no charge for accessing our annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-866-602-0762.

VOTING RIGHTS OF COMMON SHARES

Under Article Fourth of the Articles, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of our shareholders, except for the following specific matters:

any matter that relates to or would result in the dissolution or liquidation of the Company;

the adoption of any amendment to the Articles or the Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of our common shares are entitled or expands the matters to which time phased voting applies;

any proposal or other action to be taken by our shareholders relating to the Rights Agreement, dated as of May 20, 2009, between us and Computershare Trust Company, N.A. or any successor plan;

any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement;

the adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of us or any of our subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of our assets;

any matter submitted to our shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of our outstanding common shares) of the Articles, as they may be further amended, or any issuance of our common shares for which shareholder approval is required by applicable stock exchange rules; and

any matter relating to the issuance of our common shares or the repurchase of our common shares that the Board determines is required or appropriate to be submitted to our shareholders under the Ohio Revised Code or applicable stock exchange rules.

On the matters listed above, common shares are entitled to ten votes per share if they meet the requirements set forth in the Articles. Common shares entitled to ten votes per share must meet one of the following criteria:

common shares for which there has not been a change in beneficial ownership in the past four years; or

common shares received through our various equity plans which have not been sold or otherwise transferred.

The J. M. Smucker Company 2018 Proxy Statement	77

VOTING RIGHTS OF COMMON SHARES

In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, trust companies, brokers, nominees, and clearing agencies will be entitled to only one vote per share on common shares held of record in their respective names unless written proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership of such shares, including the voting of common shares. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit written proof of beneficial ownership in form and substance satisfactory to us in order to be entitled to exercise ten votes per share.

The foregoing is merely a summary of the voting terms of the common shares and this summary should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares, as set forth in the Articles. A copy of the Articles is posted on our website at www.jmsmucker.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

78	The J. M. Smucker Company 2018 Proxy Statement

APPENDIX A: RECONCILIATION OF ADJUSTED EARNINGS PER SHARE TO GAAP NET INCOME AND FREE CASH FLOW TO CASH PROVIDED BY OPERATING ACTIVITIES

	Year Ended April 30,
(Dollars in millions, except per share data)	2018	2017
Net income reconciliation:
Net income	$1,338.6	$592.3
Income tax expense (benefit)	(477.6)	286.1
Amortization	206.8	207.3
Goodwill impairment charge	145.0	—
Other intangible assets impairment charges	31.9	133.2
Unallocated derivative losses (gains)	(37.3)	27.2
Cost of products sold - special project costs	3.9	5.7
Other special project costs	45.4	76.9
Adjusted income before income taxes	$1,256.7	$1,328.7
Income taxes, as adjusted(A)	352.1	432.8
Adjusted income	$904.6	$895.9
Weighted-average shares - assuming dilution	113.6	116.1
Adjusted earnings per share - assuming dilution	$7.96	$7.72
Adjusted earnings per share - assuming dilution reconciliation:
Adjusted earnings per share - assuming dilution	$7.96	$7.72
Less: Partial earnings benefit from reduced effective tax rate	0.20	—
Adjusted earnings per share (as modified)	$7.76	$7.72
Free cash flow:
Net cash provided by operating activities	$1,218.0	$1,059.0
Additions to property, plant, and equipment	(321.9)	(192.4)
Free cash flow	$896.1	$866.6
(A)

Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income. Income taxes, as adjusted also reflects the exclusion of certain one-time tax adjustments during 2018.

A-1

DIRECTIONS TO THE ANNUAL MEETING

PUBLIC TRANSPORTATION:

Regional Transit Authority (RTA) on the Red Line:
Red Line to Tower City – Public Square Station, exit the train and take the elevator to M3, turn right out of elevator and the hotel's arrival lobby is located to the left.

FROM AKRON/CANTON:

FROM COLUMBUS/MANSFIELD:

The Justice Center
Cleveland Police Headquarters and Museum
WEST 3RD STREET
W ST CLAIR AVE
Cleveland Marriott Downtown at Key Center
WEST MALL DRIVE
Fountain of Eternal Life
ROCKWELL AVE
Cleveland Public Library
Learning Center and Money Museum
East 6th Street
VINCENT AVENUE
Howard M. Metzenbaum United States Courthouse
E 3RD ST
SUPERIOR AVENUE
Hyatt Regency Cleveland at The Arcade
The Arcade
Holiday Inn Express Cleveland Downtown
Old Stone Church
St Clair Avenue
EUCLID
Public Square
Soldiers' & Sailors' Monument
Tower City Center
Cleveland Visitors Center
The Corner Alley
Pickwick & Frolic
House of Blues
EAST 4TH STREET
5th Street Arcades
Residence Inn Cleveland Downtown
West 6th Street
FRANKFORT AVENUE
WEST 6TH STREET
EAST 4TH STREET
PROSPECT AVENUE
Renaissance Cleveland Hotel
Transit Information
JACK Cleveland Casino
Tower City–Public Square
W PROSPECT AVE
E 4TH ST
HIGH AVE
The Bike Rack (Rental)
HURON ROAD
W 4TH ST
W 3RD ST
The Ritz-Carlton Cleveland
W 2ND ST
WEST HURON ROAD
Carl B. Stokes Federal Courthouse
CANAL ROAD
Quicken Loans
ONTA

PRINTED WITH SOY INK

Directions to the annual meeting The ritz-carlton 1515 west third street Cleveland, ohio 44113 Public transportation: Regional Transit Authority (RTA)On the Red Line: Red Line to Tower City- Public square station, exit the train and take the elevator and the hotel’s arrival lobby is located to the left. From akron/canton: Interstate 77 north into downtown Cleveland. Exit onto east ninth street, turn right at stop sign, and then merge towards the left. At third light turn left onto huron road. Turn right onto west third street. From Columbus/Mansfield interstate 71 north into downtown Cleveland. Exit onto Ontario street, and at light turn left onto huron road. Turn right onto west third street.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 14, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 14, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49169-P11250-Z72821 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2019.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Elizabeth Valk Long	☐	☐	☐

	1e.	Gary A. Oatey	☐	☐	☐

	1f.	Kirk L. Perry	☐	☐	☐

	1g.	Sandra Pianalto	☐	☐	☐

	1h.	Nancy Lopez Russell	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

		For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year.	☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name EXACTLY as it appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

THE J. M. SMUCKER COMPANY ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2018 Annual Meeting and Proxy Statement and 2018 Annual Report

are available at www.proxyvote.com.

E49170-P11250-Z72821

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 15, 2018

The authorized party as herein noted (the “Authorized Party”) hereby appoints Richard K. Smucker, Mark T. Smucker, and Jeannette L. Knudsen, or any of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 15, 2018 or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 10, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 10, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49171-P11250-Z72821 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2019.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Elizabeth Valk Long	☐	☐	☐

	1e.	Gary A. Oatey	☐	☐	☐

	1f.	Kirk L. Perry	☐	☐	☐

	1g.	Sandra Pianalto	☐	☐	☐

	1h.	Nancy Lopez Russell	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

		For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year.	☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.	☐	☐	☐

Instructions regarding Non-Directed Shares:		Yes	No

I wish to direct the Trustee to vote the Non-Directed Shares in the same way as my Allocated Shares.		☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign your name EXACTLY as it appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

THE J. M. SMUCKER COMPANY ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2018 Annual Meeting and Proxy Statement, 2018 Annual Report, and

Plan Letter are available at www.proxyvote.com.

E49172-P11250-Z72821

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 15, 2018

VOTING INSTRUCTIONS

TO:

Fidelity Management Trust Company, Trustee (the “Trustee”) under

The J. M. Smucker Company Employee Savings Plan

(referred to hereinafter as the “Plan”)

I, the authorized party as herein noted, as a participant in or a beneficiary of the above-referenced Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan, all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 15, 2018 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

In addition to voting the Allocated Shares, you may also use this card to vote non-directed shares held in the Plan (“Non-Directed Shares”), as determined in accordance with the terms of the Plan. For more information concerning voting Non-Directed Shares, please refer to the reverse side of this card and the enclosed instructions.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 10, 2018, in accordance with the Plan.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations and for Allocated Shares only.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 10, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 10, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E49173-P11250-Z72821 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2019.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Elizabeth Valk Long	☐	☐	☐

	1e.	Gary A. Oatey	☐	☐	☐

	1f.	Kirk L. Perry	☐	☐	☐

	1g.	Sandra Pianalto	☐	☐	☐

	1h.	Nancy Lopez Russell	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

Please sign your name EXACTLY as it appears on this proxy.

		For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2019 fiscal year.	☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

THE J. M. SMUCKER COMPANY ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2018 Annual Meeting and Proxy Statement and 2018 Annual Report

are available at www.proxyvote.com.

E49174-P11250-Z72821

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 15, 2018

VOTING INSTRUCTIONS

TO:

Fidelity Management Trust Company, Trustee (the “Trustee”) under

The J. M. Smucker Company Non-Employee Director Deferred Compensation Plan (the “Plan”)

I, the authorized party as herein noted, as a participant in or a beneficiary of the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan, all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 15, 2018 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 10, 2018, in accordance with the Plan.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

THE J. M. SMUCKER COMPANY

LETTER TO PARTICIPANTS OR BENEFICIARIES IN THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN

Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company”), which will be held on August 15, 2018. You are receiving these materials because you were a participant or beneficiary in the benefit plan listed above as of the June 18, 2018 record date. As a participant or beneficiary in such plan, you are also a beneficial owner of common shares of the Company that are held in the plan. As a beneficial owner, you are entitled to direct the trustee under the plan on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of the plan is Fidelity Management Trust Company.

The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under the plan. This letter also discusses a right that you have under the plan to provide direction to the trustee on how to vote certain other shares that are allocated to other participants and beneficiaries, but are not voted. This letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

As a participant or beneficiary in the above referenced plan, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote shares allocated to the accounts of other participants and beneficiaries who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-Directed Shares”).

If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants and beneficiaries.

The trustee will vote shares under the plan based upon the direction of participants and beneficiaries in the plan who timely return voting instruction cards like the one that is enclosed.

To direct the trustee how to vote shares allocated to your account under the plan, simply mark your choices on the enclosed voting instruction card. In addition, you may, by marking the appropriate square on the voting instruction card, direct the trustee to vote the Non-Directed Shares in the same way as you direct the trustee to vote your allocated shares.

If you elect to direct the trustee how to vote your allocated shares and/or the Non-Directed Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Company’s Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.

Your decision whether or not to direct the trustee to vote shares in the plan will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.

VOTING RIGHTS OF SHARES

The Company’s Amended Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the Amended Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common share in the past four years. In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that common share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions do not apply to any of the proposals to be voted on at the Company’s Annual Meeting.

FIDUCIARY STATUS

Each plan participant or beneficiary is a “named fiduciary” (as defined in Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By marking, signing, dating, and returning the enclosed voting instruction card, or by submitting your vote online or by phone, you are accepting your designation under the plan as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, sign, date, and return the voting instruction card, or submit your vote online or by phone, only if you are willing to act as a named fiduciary.

If you direct the trustee how to vote the Non-Directed Shares, you will be a named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on the Non-Directed Shares, if you choose to do so.

All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.